As filed with the Securities and Exchange Commission on March _____, 2000
                                                        Registration No. 2-52242
                                                       Registration No. 811-2538
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                      ------------------------------------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ ]
          Pre-Effective Amendment No.                                 [ ]
          Post-Effective Amendment No. 72                             [X]
                                       and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
          Amendment No. 66                                            [X]

                        (Check appropriate box or boxes)

                      ------------------------------------

                          COUNTRYWIDE INVESTMENT TRUST

               (Exact name of Registrant as Specified in Charter)

                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
              (Address of Registrant's Principal Executive Offices)
                  Registrant's Telephone Number (513) 629-2000

                      ------------------------------------

                                                 Copy to:
ROBERT H. LESHNER                                KAREN M. MCLAUGHLIN, ESQ.
312 Walnut Street, 21st Floor                    Frost & Jacobs LLP
Cincinnati, Ohio 45202                           2500 PNC Center
(Name and Address of Agent for Service)          201 East Fifth Street
                                                 Cincinnati, Ohio 45202

                      ------------------------------------

        Approximate Date of Proposed Public Offering: Continuous Offering

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[ ] on __________ pursuant to paragraph (b)
[X] 60 days after filing pursuant to paragraph (a)
[ ] on May 1, 2000 pursuant to paragraph (a) of Rule 485

Registrant registered an indefinite number of securities under the Securities Act of 1933 and pursuant to Rule 24f-2 under the Investment Company Act of 1940. Pursuant to paragraph (b)(1) of Rule 24f-2, Registrant filed a Rule 24f-2 Notice for the fiscal year ended September 30, 1999 on December 21, 1999.

                             TOTAL NUMBER OF PAGES:
                             EXHIBIT INDEX ON PAGE:

                          COUNTRYWIDE INVESTMENT TRUST

                         FORM N-1A CROSS-REFERENCE SHEET


FORM N-1A ITEM NO.                                HEADING IN PROSPECTUS
---------------------------------------------------------------------------------------------------
1.      Front and Back Cover Pages                Cover Page; Form More Information

2.      Risk/Return Summary: Investments,         Short Term Government Income Fund; Intermediate
        Risks, and Performance                    Term Government Income Fund; Money Market Fund;
                                                  Intermediate Bond Fund; Investment Strategies and
                                                  Risks

3.      Risk/Return Summary: Fee Table            Short Term Government Income Fund; Intermediate
                                                  Term Government Income Fund; Money Market Fund;
                                                  Intermediate Bond Fund

4.      Investment Objectives, Principal          Investment Strategies and Risks
        Investment Strategies, and Related
        Risks

5.      Management's Discussion of Fund           None
        Performance

6.      Management, Organization, and             The Fund's Management
        Capital Structure

7.      Shareholder Information                   Investing with Countrywide; Distributions and Taxes

8.      Distribution Arrangements                 Investing with Countrywide

9.      Financial Highlights Information          Financial Highlights

FORM N-1A ITEM NO.                                HEADING IN STATEMENT OF ADDITIONAL INFORMATION

10.     Cover Page and Table of Contents          Cover Page; Table of Contents

11.     Fund History                              The Trust

12.     Description of the Fund and Its           Definitions; Policies and Risk Considerations;
        Investment and Risks                      Investment Restrictions; Portfolio Turnover;
                                                  Appendix

13.     Management of the Fund                    Trustees and Officers

14.     Control Persons and Principal             Principal Security Holders
        Holders of Securities

15.     Investment Advisory and Other             The Investment Adviser and Sub-Advisors; The
        Services                                  Distributor; Distribution Plans; Custodian;
                                                  Auditors; Transfer, Accounting and Administrative
                                                  Services; Choosing a Share Class


16.     Brokerage Allocation and Other            Securities Transactions
        Practices
17.     Capital Stock and Other Securities        The Trust; Choosing a Share Class

18.     Purchase, Redemption, and Pricing         Calculation of Share Price and Public Offering
        of Shares                                 Price; Other Purchase Information; Redemption in
                                                  Kind

19.     Taxation of the Fund                      Taxes

20.     Underwriters                              The Distributor

21.     Calculation of Performance Data           Historical Performance Information

22.     Financial Statements                      None

COUNTRYWIDE FAMILY OF FUNDS
---------------------------

                                                                      PROSPECTUS
                                                                     MAY 1, 2000

COUNTRYWIDE INVESTMENT TRUST


o  SHORT TERM GOVERNMENT INCOME FUND
o  INTERMEDIATE TERM GOVERNMENT INCOME FUND
o  MONEY MARKET FUND
o  INTERMEDIATE BOND FUND

Neither the Securities and Exchange Commission nor any state securities commission has approved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

COUNTRYWIDE FAMILY OF FUNDS

Each Fund is a series of Countrywide Investment Trust (the "Trust") which is a group of six taxable bond and money market funds. The Trust is part of the Countrywide Family of Funds which also consists of Countrywide Strategic Trust, a group of eight equity mutual funds, and Countrywide Tax-Free Trust, a group of six tax-free bond and money market mutual funds. Each Fund has a different investment goal and risk level. For further information about the Countrywide Family of Funds, contact Touchstone Securities, Inc. at 800.669.2796.

TABLE OF CONTENTS

                                                                            Page

Short Term Government Income Fund

Intermediate Term Government Income Fund

Money Market Fund

Intermediate Bond Fund

Investment Strategies And Risks

The Funds' Management

Investing With Countrywide

Distributions And Taxes

Financial Highlights

For More Information

SHORT TERM GOVERNMENT INCOME FUND
---------------------------------

THE FUND'S INVESTMENT GOAL

The Short Term Government Income Fund seeks high current income, consistent with the protection of capital. The Fund is a money market fund and tries to maintain a constant share price of $1.00 per share.

As with any money market fund, there is no guarantee that the Fund will achieve its goal or will maintain a constant share price of $1.00 per share.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily (at least 65% of total assets) in short-term government securities issued by the U.S. Treasury or agencies of the U.S. government, including mortgage-related government securities. The Fund currently invests only in government securities backed by the full faith and credit of the U.S. government, meaning that payment of principal and interest is guaranteed by the U.S. Treasury. The Fund currently intends to invest only in securities allowable for federal credit unions.

The Fund also invests in repurchase agreements collateralized by government securities backed by the full faith and credit of the U.S. government.

To comply with SEC rules, the Fund may only purchase securities that mature in 397 days or less and the dollar-weighted average maturity of its portfolio must be 90 days or less.

THE KEY RISKS

The Fund could return less than other investments:

     o If interest rates go up, causing the value of any debt securities held by the Fund to decline
     o Because mortgage-related securities may lose more value due to changes in interest rates than other debt securities and are subject to prepayment

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC, the U.S. Treasury or any other government entity. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading "Investment Strategies And Risks" later in this Prospectus.

WHO MAY WANT TO INVEST

This Fund is most appropriate for you if you take a relatively low risk approach to investing. Safety of your investment is of key importance to you. Additionally, you are willing to accept potentially lower returns in order to maintain a lower, more tolerable level of risk. This Fund's approach may be most appropriate for you if you are nearing retirement, or if you have a longer time horizon, but nevertheless, have a lower risk tolerance. This Fund is also appropriate for you if you want the added convenience of writing checks directly from your account.

THE FUND'S PERFORMANCE

The bar chart shown below indicates the risks of investing in the Short Term Government Income Fund. It shows changes in the performance of the Fund's shares from year to year during the past 10 years.

The Fund's past performance does not necessarily indicate how it will perform in the future.

                        SHORT TERM GOVERNMENT INCOME FUND

YEARS                TOTAL RETURN

1990                     7.29%

1991                     5.44%

1992                     2.96%

1993                     2.25%

1994                     3.16%

1995                     4.89%

1996                     4.43%

1997                     4.61%

1998                     4.58%

1999                     4.09%


During the period shown in the bar chart, the highest quarterly return was 1.81% (for the quarter ended September 30, 1990) and the lowest quarterly return was 0.54% (for the quarter ended June 30, 1993).

For  information  on  the  Fund's  current  and  effective  7-day  yield,   call
800.543.0407 (nationwide) or 629.2050 (Cincinnati).

FOR THE PERIODS ENDED DECEMBER 31, 1999

                                            1 Year      5 Years      10 Years
                                            ------      -------      --------
     Short Term Government Income Fund       4.09%       4.52%         4.36%
     ---------------------------------

THE FUND'S FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                                   Shareholder Fees (fees paid
                                                  directly from your investment)

Maximum Sales Charge (Load) Imposed on                          None
Purchases (as a percentage of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                            None1
(as a percentage of amount redeemed)

                                                       Annual Fund Operating
                                                    Expenses (expenses that are
                                                     deducted from Fund assets)

     Management Fees                                            0.47%
--------------------------------------------------------------------------------
     Distribution (12b-1) Fees                                  0.13%
--------------------------------------------------------------------------------
     Other Expenses                                             0.35%
--------------------------------------------------------------------------------
     Total Annual Fund Operating Expenses                       0.95%
--------------------------------------------------------------------------------

1 You will be charged $8 for each wire redemption. There is no fee for the first 6 checks processed in a month. You will be charged $0.25 for each additional check processed in that month.

The following example should help you compare the cost of investing in the Short Term Government Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year            $    97
                  3 Years           $   303
                  5 Years           $   525
                  10 Years          $ 1,166

INTERMEDIATE TERM GOVERNMENT INCOME FUND
----------------------------------------

THE FUND'S INVESTMENT GOAL

The Intermediate Term Government Income Fund seeks high current income, consistent with the protection of capital, as its main goal. The Fund may also seek to increase the value of Fund shares, if consistent with its main goal.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily (at least 65% of total assets) in intermediate-term government securities including mortgage-related securities, having an effective maturity of 20 years or less.

The Fund invests in government securities backed by the full faith and credit of the U.S. government, meaning that payment of principal and interest is guaranteed by the U.S. Treasury. It also invests in government securities supported by the credit of the issuing agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. The Fund currently intends to invest only in securities allowable for federal credit unions.

The Fund may also invest in mortgage-related government securities.

The Fund may invest in securities issued on a to-be-announced basis.

The dollar-weighted average maturity of the Fund's portfolio normally will be between 3 and 10 years.

THE KEY RISKS

The Fund could return less than other investments:

     o If interest rates go up, causing the value of any debt securities held by the Fund to decline
     o Because fluctuations in interest rates generally have a more pronounced effect on longer-term debt securities
     o Because mortgage-related securities may lose more value due to changes in interest rates than other debt securities and are subject to prepayment
     o Because to-be-announced securities involve additional risks, such as committing to purchase securities before all the specific information about the securities is known

The Fund's share price could fluctuate and you could lose money on your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC, the U.S. Treasury or any other government entity.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading "Investment Strategies And Risks" later in this Prospectus.

WHO MAY WANT TO INVEST

This Fund is most appropriate for you if you prefer to take a relatively low risk approach to investing. Safety of your investment may be the most important factor to you. You may be willing to accept potentially lower returns in order to maintain a lower, more tolerable level of risk. This Fund's approach may be most appropriate for you if you are nearing retirement.

THE FUND'S PERFORMANCE

The bar chart shown below indicates the risks of investing in the Intermediate Term Government Income Fund. It shows changes in the performance of the Fund's shares from year to year during the past 10 years. The chart does not reflect any sales charges. Sales charges will reduce return.

The Fund's past performance does not necessarily indicate how it will perform in the future.

                    INTERMEDIATE TERM GOVERNMENT INCOME FUND

YEARS               TOTAL RETURN

1990                     6.98%

1991                    15.09%

1992                     6.60%

1993                    10.33%

1994                    -6.30%

1995                    16.86%

1996                     2.53%

1997                     7.22%

1998                     7.97%

1999                    -1.96%


During the period shown in the bar chart, the highest quarterly return was 5.95% (for the quarter ended June 30, 1995) and the lowest quarterly return was -4.07% (for the quarter ended March 31, 1994).

The table below shows how the Fund's average annual returns for the periods shown compare to those of the Lehman Brothers Intermediate Government Bond Index. The Lehman Brothers

Intermediate   Government   Bond   Index  is  an   unmanaged   index   generally
representative of intermediate term U.S. government securities. The table shows the effect of the sales charge.

FOR THE PERIODS ENDED DECEMBER 31, 1999

                                                  1 Year      5 Years   10 Years
                                                  ------      -------   --------

     Intermediate Term Government Income Fund     -6.61%        5.31%     5.80%
     ----------------------------------------
     Lehman Brothers Intermediate Government       0.49%        6.93%     7.10%
     Bond Index
     ----------------------------------------

THE FUND'S FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                                   Shareholder Fees (fees paid
                                                  directly from your investment)

Maximum Sales Charge (Load) Imposed on                          4.75%
Purchases (as a percentage of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                            None1
(as a percentage of original purchase price
or the amount redeemed, whichever is less)
--------------------------------------------------------------------------------

                                                       Annual Fund Operating
                                                    Expenses (expenses that are
                                                     deducted from Fund assets)

     Management Fees                                            0.50%
--------------------------------------------------------------------------------
     Distribution (12b-1) Fees                                  0.13%
--------------------------------------------------------------------------------
     Other Expenses                                             0.36%
--------------------------------------------------------------------------------
     Total Annual Fund Operating Expenses                       0.99%
--------------------------------------------------------------------------------

1 If you invest $1 million or more and do not pay a front-end sales load, you may be subject to a deferred sales load of 1.00% if the shares are redeemed within one year of their purchase and a dealer's commission was paid on the shares. You will be charged $8 for each wire redemption. There is no fee for the first 6 checks processed in a month. You will be charged $0.25 for each additional check processed in that month.

The following example should help you compare the cost of investing in the Intermediate Term Government Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  1 Year            $   571
                  3 Years           $   775
                  5 Years           $   996
                  10 Years          $ 1,630

MONEY MARKET FUND
-----------------

THE FUND'S INVESTMENT GOAL

The Money Market Fund seeks high current income, consistent with liquidity and stability of capital. The Fund is a money market fund and tries to maintain a constant share price of $1.00 per share.

As with any money market fund, there is no guarantee that the Fund will achieve its goal or will maintain a constant share price of $1.00 per share.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily (at least 65% of total assets) in high-quality money market instruments.

The Fund's investments may include:

     o Domestic bank obligations including certificates of deposit, bankers' acceptances and time deposits
     o Government securities issued directly by the U.S. Treasury or by agencies of the U.S. government
     o    Short-term corporate debt securities
     o    Taxable and tax-exempt municipal securities
     o    Variable and floating rate securities

To comply with SEC rules, the Fund will limit its investments as follows:

     o The Fund will invest primarily in securities rated in the highest rating category.
     o The Fund may invest in securities rated in the second highest rating category (up to 5%) -- and within this 5% limitation, the Fund may invest up to 1% of its total assets or $1 million in securities of one issuer, whichever is greater.
     o The Fund may purchase unrated securities only if the portfolio manager determines the securities meet the Fund's quality standards.
     o The Fund may only purchase debt securities that mature in 397 days or less.
     o The dollar-weighted average maturity of its portfolio must be 90 days or less.
     o The Fund will not invest more than 5% of its assets in securities of one issuer.
     o The Fund may invest more than 25% of its assets in bank securities but it will not invest more than 25% of its assets in any other particular industry.

THE KEY RISKS

The Fund could return less than other investments:

     o If interest rates go up, causing the value of any debt securities held by the Fund to decline

     o Because issuers may be unable to make timely payments of interest or principal

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC, the U.S. Treasury or any other government entity. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading "Investment Strategies And Risks" later in this Prospectus.

WHO MAY WANT TO INVEST

This Fund is most appropriate for you if you take a relatively low risk approach to investing. Safety of your investment is of key importance to you. Additionally, you are willing to accept potentially lower returns in order to maintain a lower, more tolerable level of risk. This Fund's approach may be most appropriate for you if you are nearing retirement, or if you have a longer time horizon, but nevertheless, have a lower risk tolerance. This Fund is also appropriate for you if you want the added convenience of writing checks directly from your account.

THE FUND'S PERFORMANCE

The bar chart shown below indicates the risks of investing in the Money Market Fund. It shows changes in the performance of the Fund's shares from year to year since the Fund's inception.

The Fund's past performance does not necessarily indicate how it will perform in the future.

                                MONEY MARKET FUND

YEARS                TOTAL RETURN

1996                     5.06%

1997                     5.13%

1998                     5.01%

1999                     4.84%


During the period shown in the bar chart, the highest quarterly return was 1.30% (for the quarter ended December 31, 1999) and the lowest quarterly return was 1.12% (for the quarter ended June 30, 1999).

For  information  on  the  Funds'  current  and  effective  7-day  yield,   call
800.543.0407 (nationwide) or 629.2050 (in Cincinnati).

FOR THE PERIODS ENDED DECEMBER 31, 1999

                                                                Since Fund
                                                  1 Year          Started
                                                  ------          -------

     Money Market Fund                             4.84%           5.02%
     -------------------------------

THE FUND'S FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                                   Shareholder Fees (fees paid
                                                  directly from your investment)

Maximum Sales Charge (Load) Imposed on                          None
Purchases (as a percentage of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                            None1
(as a percentage of amount redeemed)
--------------------------------------------------------------------------------

                                                       Annual Fund Operating
                                                    Expenses (expenses that are
                                                     deducted from Fund assets)

     Management Fees                                            0.50%
--------------------------------------------------------------------------------
     Distribution (12b-1) Fees                                  0.02%
--------------------------------------------------------------------------------
     Other Expenses                                             0.59%
--------------------------------------------------------------------------------
     Total Annual Fund Operating Expenses2                      1.11%
--------------------------------------------------------------------------------

1 You will be charged $8 for each wire redemption. There is no fee for the first 6 checks processed in a month. You will be charged $0.25 for each additional check processed in that month.

2 After waivers of management fees by the advisor, total operating expenses were 0.65% for the fiscal year ended September 30, 1999. Touchstone Advisors may discontinue these fee waivers at any time.


The following example should help you compare the cost of investing in the Money Market Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year            $   113
                  3 Years           $   353
                  5 Years           $   612
                  10 Years          $ 1,352

INTERMEDIATE BOND FUND
----------------------

THE FUND'S INVESTMENT GOAL

The Intermediate Bond Fund seeks to provide as high a level of current income.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in higher quality investment grade debt securities (at least 65% of total assets). The Fund's investment in debt securities may be determined by the direction in which interest rates are expected to move because the value of these securities generally moves in opposite direction from interest rates. The Fund expects to have an average maturity between five and fifteen years.

The Fund's invests in:

     o    Mortgage-related securities (up to 60%)
     o    Asset-backed securities
     o    Preferred Stocks

The Fund also invests in non-investment grade U.S. and foreign debt securities and preferred stock which are rated as low as B (up to 35%).

In addition, the Fund may invest in:

Within this category of investments, the Fund normally will invest (at least 60% of its total assets) in securities rated in the 3 highest rating categories or unrated securities if the portfolio manager determines the securities are of equivalent quality.

     In addition, the Fund may invest in:

     o    Debt securities denominated by foreign currencies

THE KEY RISKS

The Fund's share price will fluctuate and you could lose money on your investment in the Fund. The Fund could also return less than other investments:

     o If interest rates go up, causing the value of any debt securities held by the Fund to decline
     o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors

     o Because issuers of non-investment grade securities held by the Fund are more likely to be unable to make timely payments of interest or principal
     o Because mortgage-related securities and asset-backed securities may lose more value due to changes in interest rates than other debt securities and are subject to prepayment

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading "Investment Strategies And Risks" later in this Prospectus.

WHO MAY WANT TO INVEST

This Fund is most appropriate for you if you prefer to take a relatively low risk approach to investing. Safety of your investment may the most important factor to you. You may be willing to accept potentially lower returns in order to maintain a lower, more tolerable level of risk. The Fund's approach may be most appropriate for you if you are nearing retirement.

THE FUND'S PERFORMANCE

The bar chart shown below indicates the risks of investing in the Intermediate Bond Fund. It shows changes in the performance of the Fund's Class A shares from year to year since the Fund's inception. The chart does not reflect any sales charges. Sales charges will reduce return.

The Fund's past performance does not necessarily indicate how it will perform in the future.

The return for other classes of shares offered by the Fund will differ from the Class A returns shown in the bar chart, depending on the expenses of that class.

                        INTERMEDIATE BOND FUND - CLASS A

YEARS               TOTAL RETURN

1995                    16.95%

1996                     2.85%

1997                     7.30%

1998                     8.56%

1999

During the period shown in the bar chart, the highest quarterly return was ____% (for the quarter ended __________________) and the lowest quarterly return was _____% (for the quarter ended ______________).

The table below shows how the Fund's average annual returns for the periods shown compare to those of the Lehman Brothers Aggregate Index and to the Wiesenberger Corp - Investment Grade - MF index. The Lehman Brothers Aggregate Index is comprised of approximately 6,000 publicly traded bonds with an average maturity of about 10 years. The Wiesenberger Corp - Investment Grade - MF index is a composite index of the annual returns of mutual funds that have an investment style similar to the Intermediate Bond Fund The table shows the effect of the Class A sales charge.

FOR THE PERIODS ENDED DECEMBER 31, 1999

                                                                     Since Fund
                                                        1 Year        Started
                                                        ------        -------

     Intermediate Bond Fund - Class A
     -----------------------------------------
     Intermediate Bond Fund - Class C
     -----------------------------------------
     Lehman Brothers Aggregate Index
     -----------------------------------------
     Wiesenberger Corp - Investment Grade - MF
     -----------------------------------------

THE FUND'S FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                                   Shareholder Fees (fees paid
                                                  directly from your investment)

                                                  Class A Shares  Class C Shares

Maximum Sales Charge (Load)                             4.75%          2.25%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)           4.75%1         1.25%
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price             None2          1.00%2
or the amount redeemed, whichever is less)1
--------------------------------------------------------------------------------

                                                       Annual Fund Operating
                                                    Expenses (expenses that are
                                                     deducted from Fund assets)

                                                  Class A Shares  Class C Shares

     Management Fees                                    0.50%          0.50%
--------------------------------------------------------------------------------
     Distribution (12b-1) Fees                                         1.00%
--------------------------------------------------------------------------------
     Other Expenses
--------------------------------------------------------------------------------
     Total Annual Fund Operating Expenses
--------------------------------------------------------------------------------
     Fee Waiver and/or Expense Reimbursement3
--------------------------------------------------------------------------------
     Net Expenses                                       0.90%          1.65%
--------------------------------------------------------------------------------

1 You may pay a reduced sales charge on very large purchases. There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within one year of their purchase. There is also no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

2 The 1.00% is waived for benefits paid to you through a qualified pension plan.

3 After waivers of management fees by the advisor, total operating expenses for Class A shares were ____% for the fiscal year ended __________________. As noted above, the management fees paid to Touchstone Advisors by the Fund was ____%. Touchstone Advisors may discontinue these fee waivers at any time.

The following example should help you compare the cost of investing in the Intermediate Bond Fund with the cost of investing in other mutual funds. The first example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The second example assumes that you invest $10,000 in the Fund for the time periods indicated but do not sell your shares at the end of those periods. Both examples assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     If You Sell Your
     Shares After                    Class A Shares           Class C Shares

     1 Year                               $562                     $168
     ---------------------------------------------------------------------------
     3 Years
     ---------------------------------------------------------------------------
     5 Years
     ---------------------------------------------------------------------------
     10 Years
     ---------------------------------------------------------------------------

     If You Do Not Sell
     Your Shares After               Class A Shares           Class C Shares

     1 Year                               $562
     ---------------------------------------------------------------------------
     3 Years
     ---------------------------------------------------------------------------
     5 Years
     ---------------------------------------------------------------------------
     10 Years
     ---------------------------------------------------------------------------

INVESTMENT STRATEGIES AND RISKS

CAN A FUND DEPART FROM ITS NORMAL STRATEGIES?

Each Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During these times, a Fund may not achieve its investment goals.

CAN A FUND CHANGE ITS INVESTMENT GOAL?

Each Fund's investment goal may be changed by a vote of the Board of Trustees without shareholder approval. You would be notified at least 30 days before any such change took effect.

THE FUNDS AT A GLANCE

The following two tables can give you a quick basic understanding of the types of securities a Fund tends to invest in and some of the risks associated with a Fund's investments. You should read all of the information about a Fund and its risks before deciding to invest.

HOW CAN I TELL, AT A GLANCE, WHICH TYPES OF SECURITIES A FUND MIGHT INVEST IN?

The following table shows the main types of securities in which a Fund generally will invest. Some of the Funds' investments are described in detail below:

                                                                  INTERMEDIATE
                                                   SHORT TERM         TERM       MONEY MARKET   INTERMEDIATE
                                                   GOVERNMENT      GOVERNMENT        FUND           BOND
                                                      FUND        INCOME FUND                       FUND
FINANCIAL INSTRUMENTS
Invests in money market instruments                                                   x
-------------------------------------------------------------------------------------------------------------
Invests in short-term debt securities                   x                             x               x
-------------------------------------------------------------------------------------------------------------
Invests in intermediate term debt securities                           x                              x
-------------------------------------------------------------------------------------------------------------
Invests in variable and floating rate securities                                      x
-------------------------------------------------------------------------------------------------------------
Invests in government securities                        x              x              x               x
-------------------------------------------------------------------------------------------------------------
Invests in municipal securities                                                       x               x
-------------------------------------------------------------------------------------------------------------
Invests in corporate debt securities                                                  x
-------------------------------------------------------------------------------------------------------------
Invests in mortgage-related securities                  x              x                              x
-------------------------------------------------------------------------------------------------------------
Invests in asset-backed securities                                     x                              x
-------------------------------------------------------------------------------------------------------------
Invests in investment grade debt securities                                                           x
-------------------------------------------------------------------------------------------------------------
Invests in non-investment grade debt securities                                                       x
-------------------------------------------------------------------------------------------------------------
Invests in foreign debt securities                                                                    x
-------------------------------------------------------------------------------------------------------------

                                       21

INVESTMENT TECHNIQUES

Invests in repurchase agreements                        x
-------------------------------------------------------------------------------------------------------------
Invests in to-be-announced securities                                  x                              x
-------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

MONEY MARKET INSTRUMENTS include:

     o    Bank obligations
     o    Short-term government securities
     o    Short-term corporate debt securities
     o    Short-term municipal securities
     o    Variable and floating rates securities

BANK OBLIGATIONS include:

     o Certificates of deposit are issued by banks in exchange for the deposit of funds and have penalties for early withdrawal.
     o Bankers' acceptances are bills of exchange used by corporations to finance the shipment and storage of goods and to furnish dollar exchange.
     o Time deposits are deposits in a bank which earn a specified interest rate over a given period of time.

GOVERNMENT SECURITIES include:

     o Obligations issued directly by the U.S. Treasury such as Treasury bills, notes and bonds
     o Obligations issued by agencies or instrumentalities of the U.S. government, such as Government National Mortgage Association, Student Loan Marketing Association, Small Business Administration and Tennessee Valley Authority
     o    U.S. Treasuries issued without interest coupons (STRIPS)
     o Inflation-indexed bonds issued by the U.S. Treasury whose principal value is periodically adjusted to the rate of inflation

Some government securities are backed by the full faith and credit of the U.S. Treasury, meaning that payment of principal and interest is guaranteed by the U.S. Treasury. Other government securities are backed only by the credit of the agency or instrumentality issuing the security, which may include the right of the issuer to borrow from the U.S. Treasury.

CORPORATE DEBT SECURITIES are obligations of a corporation to pay interest and repay principal. Corporate debt securities include commercial paper, notes and bonds.

MUNICIPAL SECURITIES are issued to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to lend money to other public institutions. The two types of municipal securities are general obligation and revenue bonds. General obligations bonds are secured by the issuer's full faith and credit and taxing power, while revenue bonds are backed only by the revenues of the specific project.

VARIABLE AND FLOATING RATE SECURITIES are securities with interest rates that are adjusted when a specific interest rate index changes (floating rate securities) or on a schedule (variable rate securities).

FOREIGN DEBT SECURITIES are obligations of a country other than the U.S. to pay interest and repay principal.

INVESTMENT GRADE SECURITIES. Investment grade securities are generally rated BBB or better by Standard & Poor's Rating Service (S&P) or Baa or better by Moody's Investor Service, Inc. (Moody's).

NON-INVESTMENT GRADE SECURITIES. Non-investment grade securities are higher risk, lower quality securities, often referred to as "junk bonds" and are considered speculative. They are rated by S&P as less than BBB or by Moody's as less than Baa.

ASSET-BACKED SECURITIES. Asset-backed securities represent groups of other assets, for example, credit card receivables, that are combined or pooled for sale to investors.

MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent groups of mortgage loans that are combined for sale to investors. The loans may be grouped together by agencies of the U.S. government such as:

     o    The Government National Mortgage Association (GNMA)
     o    The Federal National Mortgage Association (FNMA)
     o    The Federal Home Loan Mortgage Corporation (FHLMC)

The loans may also be grouped together by private issuers such as:

     o    Commercial banks
     o    Savings and loan institutions
     o    Mortgage bankers
     o    Private mortgage insurance companies

Mortgage-related securities include Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs). CMOs and REMICs are types of mortgage-related securities that provide an investor with a specified interest in the cash flow from a pool of mortgage loans or other mortgage-backed securities. CMOs and REMICs are issued in two or more classes with varying maturity dates and interest rates. A REMIC is a private entity formed to hold a fixed pool of mortgages secured by an interest in real property. A REMIC is a type of CMO that qualifies for special tax treatment under the Internal Revenue Code.

REPURCHASE AGREEMENTS. Repurchase Agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

TO-BE-ANNOUNCED SECURITIES. To-Be-Announced securities are paid for and delivered within 15 to 45 days from their date of purchase. In a to-be-announced transaction, the parties to the transaction commit to purchasing or selling securities before all the specific information, particularly the face amount of the securities. If a Fund invests in to-be-announced securities, it will maintain a segregated account of cash or liquid securities to pay for its to-be-announced securities and this account will be valued daily in order to account for market fluctuations in the value of its to-be-announced commitments.

How Can I Tell, at a Glance, the Fund's Key Risks?

The following table shows some of the main risks to which the Fund is subject. Each risk is described in detail below:

                                                          INTERMEDIATE
                                           SHORT TERM         TERM         MONEY MARKET     INTERMEDIATE BOND
                                         GOVERNMENT FUND   GOVERNMENT          FUND               FUND
                                                           INCOME FUND
INTEREST RATE RISK                              x               x                                   x
-------------------------------------------------------------------------------------------------------------
   Mortgage-Related Securities                  x               x                                   x
-------------------------------------------------------------------------------------------------------------
CREDIT RISK                                     x               x               x                   x
-------------------------------------------------------------------------------------------------------------
   Non-Investment Grade Securities                                                                  x
-------------------------------------------------------------------------------------------------------------
FOREIGN INVESTING RISK                                                                              x
-------------------------------------------------------------------------------------------------------------

RISKS OF INVESTING IN THE FUND

INTEREST RATE RISK. The Fund is subject to the risk that the market value of the debt securities in which it invests will decline because of rising interest rates. The prices of debt securities are generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

     o Mortgage-related securities. Payments from the pool of loans underlying a mortgage-related security may not be enough to meet the monthly payments of the mortgage-related security. If this occurs, the mortgage-related security will lose value. Also, prepayments of mortgages or mortgage foreclosures will shorten the life of the pool of mortgages underlying a mortgage-related security and will affect the average life of the mortgage-related securities held by the Fund. Mortgage prepayments vary based on several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. In periods of falling interest rates, there are usually more prepayments. The reinvestment of cash received from prepayments will, therefore, usually be at lower interest rate than the original investment, lowering the Fund's yield. Mortgage-related securities may be less likely to increase in value during periods of falling interest rates than other debt securities.

CREDIT RISK. The debt securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

     o Non-Investment Grade Securities. Non-investment grade securities are sometimes referred to as "junk bonds" and are very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment grade securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment grade securities has, in the past, had more frequent and larger price changes than the markets for other securities. Non-investment grade securities can also be more difficult to sell for good value.

FOREIGN INVESTING. Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

THE FUND'S MANAGEMENT

INVESTMENT ADVISOR

Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") located at 311 Pike Street, Cincinnati, Ohio 45202, is the investment advisor for the Fund.

Touchstone Advisors has been registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the Advisers Act) since 1994. As of December 31, 1999, Touchstone Advisors had approximately $_____ million in assets under management.

Touchstone Advisors is responsible for selecting each Fund's Sub-Advisor, subject to review by the Board of Trustees. Touchstone Advisors selects a Sub-Advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating the Fund's Sub-Advisor, including:

     o    Level of knowledge and skill
     o    Performance as compared to its peers or benchmark
     o    Consistency of performance over five years or more
     o    Level of compliance with investment rules and strategies
     o    Employees, facilities and financial strength
     o    Quality of service

Touchstone Advisors will also continually monitor the performance of each Fund's Sub-Advisor through various analyses and through in-person, telephone and written consultations with the Fund's Sub-Advisor.

Touchstone Advisors discusses its expectations for performance with each Sub-Advisor. Touchstone provides written evaluations and recommendations to the Board of Trustees, including whether or not each Sub-Advisor's contract should be renewed, modified or terminated.

Touchstone Advisors is also responsible for running all of the operations of each Fund, except for those that are subcontracted to the Sub-Advisor, custodian, transfer agent and administrator.

Each Fund pays Touchstone Advisors a fee for its services. Out of this fee Touchstone Advisors pays each Sub-Advisor a fee for its services. The fee paid to Touchstone Advisors by each Fund is shown in the table below:

                                        Fee to Touchstone Advisors
                                    (as % of average daily net assets)

Short Term Government
Income Fund                    0.50% of assets up to $50 million
                               0.45% of assets from $50 million to $150 million
                               0.40% of assets from $150 million to $250 million
                              0.375% of assets over $250 million
--------------------------------------------------------------------------------
Intermediate Term Government
Income Fund                    0.50% of assets up to $50 million
                               0.45% of assets from $50 million to $150 million
                               0.40% of assets from $150 million to $250 million
                              0.375% of assets over $250 million
--------------------------------------------------------------------------------
Money Market Fund              0.50% of assets up to $50 million
                               0.45% of assets from $50 million to $150 million
                               0.40% of assets from $150 million to $250 million
                              0.375% of assets over $250 million
--------------------------------------------------------------------------------
Intermediate Bond Fund         0.50% of assets up to $50 million
                               0.45% of assets from $50 million to $150 million
                               0.40% of assets from $150 million to $250 million
                              0.375% of assets over $250 million
--------------------------------------------------------------------------------

FUND SUB-ADVISOR

The Sub-Advisor makes the day-to-day decisions regarding buying and selling specific securities for the Fund. The Sub-Advisor manages the investments held by the Fund according to the Fund's investment goals and strategies.

FUND SUB-ADVISOR TO SHORT TERM GOVERNMENT INCOME FUND, INTERMEDIATE TERM GOVERNMENT INCOME FUND, MONEY MARKET FUND AND INTERMEDIATE BOND FUND

FORT WASHINGTON INVESTMENT ADVISORS, INC. (FORT WASHINGTON)
     420 EAST FOURTH STREET, CINCINNATI, OH 45202

Fort Washington has been registered as an investment advisor under the Advisers Act since 1990. Fort Washington provides investment advisory services to individuals, institutions, mutual funds and variable annuity products. As of December 31, 1999, Fort Washington had assets under management of $_____ billion.

_________________ is primarily responsible for managing the portfolio of the Short Term Government Income Fund. _______________________________________

Scott Weston, _____________________ of Fort Washington, is primarily responsible for managing the portfolio of the Intermediate Term Government Income Fund. Mr. Weston has been employed by Fort Washington or one of its affiliates since 1992 and has been managing the Fund since March 1996.

_________________ is primarily responsible for managing the portfolio of the Money Market Fund. _______________________________________

Scott Weston, _____________________ of Fort Washington, is primarily responsible for managing the portfolio of the Intermediate Bond Fund. Mr. Weston has been employed by Fort Washington or one of its affiliates since 1992 and has been managing the Fund since September 1997.

Fort Washington is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as the Fund's Sub-Advisor. The Board of Trustees reviews all of Touchstone Advisor's decisions to reduce the possibility of a conflict of interest situation.

INVESTING WITH COUNTRYWIDE

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

OPENING AN ACCOUNT

YOU CAN CONTACT YOUR FINANCIAL ADVISOR TO PURCHASE SHARES OF THE FUND. You may also purchase shares of the Fund directly from Touchstone Securities, Inc. (the "Distributor"). In any event, you must complete the Investment Application included in this Prospectus. You may also obtain an Investment Application from the Distributor or your financial advisor.

     Investor Alert: The Distributor may choose to refuse any purchase order.

You should read this Prospectus carefully and then determine how much you want to invest. Check below to find the minimum investment amount required to purchase shares as well as to learn about the various ways you can purchase your shares

                                                          Initial     Additional
                                                        Investments   Investment
                                                        -----------   ----------
     Regular Account                                      $ 1,000        None
     ---------------
     Accounts for Countrywide Affiliates                  $    50        None
     -----------------------------------
     Retirement Plan Account or Custodial account under   $   250        None
     a Uniform Gifts/Transfers to Minors Act ("UGTMA)"
     -------------------------------------------------
     Investments through the Automatic Investment Plan    $    50        $ 50
     -------------------------------------------------

     o Investor Alert: The Distributor could change these initial and additional investment minimums at any time.

PRICING OF FUND SHARES

The Fund's share price, also called net asset value (NAV), is determined as of the close of trading (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange (NYSE) is open. The Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased at the next offering price determined after your purchase or sale order is received in proper form by Countrywide Fund Services, Inc. (the "Transfer Agent"). The offering price is the NAV plus a sales charge, if applicable.

The Fund's investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values. Some specific pricing strategies follow:

     o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined represents fair value.
     o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

     o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Trustees might decide to value the security based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.
     o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

CHOOSING A CLASS OF SHARES

The Intermediate Bond Fund offers Class A shares and Class C shares. Each class of shares has different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

Each of the Short Term Government Income Fund, the Intermediate Term Government Income Fund and the Money Market Fund offers only a single class of shares.

CLASS A SHARES OF INTERMEDIATE BOND FUND AND SHARES OF INTERMEDIATE TERM GOVERNMENT INCOME FUND

The offering price of Class A shares of the Fund is equal to its NAV plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment.

The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares of the Intermediate Bond Fund and shares of the Intermediate Term Government Income Fund as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

                                     Sales Charge as % of   Sales Charge as % of
    Amount of Your Investment           Offering Price       Net Amount Invested
    -------------------------           --------------       -------------------

Under $50,000                               4.75%                   4.99%
$50,000 but less than $100,000              4.50%                   4.72%
$100,000 but less than $250,000             3.50%                   3.63%
$250,000 but less than $500,000             2.95%                   3.04%
$500,000 but less than $1 million           2.25%                   2.31%
$1 million or more                          0.00%                   0.00%

There is no front-end sales charge if you invest $1 million or more in the Fund. This includes large total purchases made through programs such as Aggregation, Concurrent Purchases, Letters of Intent and Rights of Accumulation. These programs are described more fully in the Statement of Additional Information ("SAI"). In addition, there is no front-end sales charge on purchases by certain persons related to the Fund or its service providers and certain other persons listed in the SAI.

If you redeem shares that you purchased as part of the $1 million purchase within one year, you will pay a contingent deferred sales charge (a sales charge you pay when you redeem your shares) of 1% on the shares redeemed.

The Intermediate Bond Fund and the Intermediate Term Government Income Fund have each adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") for its Class A shares. These plans allow the Intermediate Bond Fund to pay distribution fees for the sale and distribution of its Class A shares and the Intermediate Term Government Income Fund to pay distribution fees for the sale and distribution of its shares. Under the plans, each Fund pays an annual fee of up to 0.35% of its average daily net assets that are attributable to its Class A shares and shares, respectively. Touchstone Advisors has agreed to waive a portion of the maximum Rule 12b-1 distribution fee assessed on Class A shares of Intermediate Bond until May 1, 2002, such that the effective maximum Rule 12b-1 distribution fee on Intermediate Bond Class A shares during that time period will be equal to 0.25%. Because these fees are paid out of each Fund's assets on an ongoing basis, these fees will increase the cost of your investment.

CLASS C SHARES OF INTERMEDIATE BOND FUND

The offering price of Class C shares of the Intermediate Bond Fund is equal to its NAV plus a 1.25% front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. A contingent deferred sales charge of 1.00% of the offering price will be charged on Class C shares redeemed within one year after you purchased them.

No contingent deferred sales charge is applied if:

     o The shares which you redeem were acquired through the reinvestment of dividends or capital gains distributions
     o The amount redeemed resulted from increases in the value of the account above the amount of the total purchase payments

When we determine whether a contingent deferred sales charge is payable on a redemption, we assume that:

     o The redemption is made first from amounts free of any contingent deferred sales charge; then
     o    From the earliest purchase payment(s) that remain invested in the Fund

When we determine if amounts are available for redemption free of any contingent deferred sales charge, we:

     o    Add together all of your original purchase payments

     o    Subtract any amounts previously withdrawn
     o Check if there is any remaining amount free of any contingent deferred sales charge that can be applied to the total of the current value of the shares you have asked to redeem

The Intermediate Bond Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Class C shares. This plan allows the Fund to pay distribution and other fees for the sale and distribution of its Class C shares and for services provided to holders of Class C shares. Under the plan, the Fund pays an annual fee of up to 1.00% of its average daily net assets that are attributable to Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

SHARES OF SHORT TERM GOVERNMENT INCOME FUND AND MONEY MARKET FUND

The offering price of shares of the Short Term Government Income Fund and shares of the Money Market Fund is equal to its respective NAV.

The Short Term Government Income Fund and the Money Market Fund have each adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") for its Class A shares. These plans allow the Short Term Government Income Fund to pay distribution fees for the sale and distribution of its shares and the Money Market Fund to pay distribution fees for the sale and distribution of its shares. Under the plans, each Fund pays an annual fee of up to 0.35% of its average daily net assets that are attributable to its shares, respectively. Because these fees are paid out of each Fund's assets on an ongoing basis, these fees will increase the cost of your investment.

PURCHASING YOUR SHARES

For information about how to purchase shares, telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050).

You can invest in the Funds in the following ways:

                               OPENING AN ACCOUNT
     o    Please make your check (in U.S. dollars) payable to the Fund.
     o Send your check with the completed account application to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354 Your application will be processed subject to your check clearing.
     o You may also open an account through your financial advisor. We price direct purchases based upon the next determined public offering price (NAV plus any applicable sales load) after your order is received. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are processed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, are processed at the public offering price next determined on the following business day. Purchase orders received from financial advisors before 4:00 p.m., Eastern time, and transmitted to the Distributor by 5:00 p.m., Eastern time, are processed at that day's public offering price. Purchase orders received from financial advisors after 5:00 p.m., Eastern time, are processed at the public offering price next determined on the following business day.

BY MAIL OR
THROUGH YOUR
FINANCIAL ADVISOR
--------------------------------------------------------------------------------
     o You may exchange shares of the Funds for shares of the same class of another Countrywide Fund at NAV. You may also exchange shares of the Funds for shares of any money market fund.
     o    You do not have to pay any exchange fee for these exchanges.
     o You should review the disclosure provided in the Prospectus relating to the exchanged-for shares carefully before making an exchange of your Fund shares.

BY EXCHANGE
--------------------------------------------------------------------------------
     o You may invest in the Funds through various retirement plans. The Funds' shares are designed for use with certain types of tax qualified retirement plans including defined benefit and defined contribution plans
     o For further information about any of the plans, agreements, applications and annual fees, contact the Transfer Agent or your financial advisor

THROUGH
RETIREMENT
PLANS
--------------------------------------------------------------------------------
                             ADDING TO YOUR ACCOUNT
     o Complete the investment form provided at the bottom of a recent account statement.
     o    Make your check payable to the applicable Fund.
     o Write your account number and asset allocation model number, if applicable, on the check.
     o Either: (1) Mail the check with the investment form in the envelope provided with your account statement; or (2) Mail your check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to the Distributor.

BY CHECK
--------------------------------------------------------------------------------
     o Specify your name and account number. If the Transfer Agent receives a properly executed wire by 4:00 p.m. Eastern time on a day when the NYSE is open for regular trading, your order will be processed at that day's public offering price.

BY WIRE
--------------------------------------------------------------------------------

     o    You may exchange your shares by calling the Transfer Agent.
     o    You do not have to pay any exchange fee for these exchanges.
     o You should review the disclosure provided in the Prospectus relating to the exchanged-for shares carefully before making an exchange of your Fund shares.

BY EXCHANGE
--------------------------------------------------------------------------------
     o You may add to your account in the funds through various retirement plans. For further information, contact the Transfer Agent or your financial advisor.

THROUGH
RETIREMENT
PLANS
--------------------------------------------------------------------------------

INFORMATION ABOUT WIRE TRANSFERS.

You may make additional purchases in the Funds directly by wire transfers. Contact your bank and ask it to wire federal funds to the Transfer Agent. Banks may charge a fee for handling wire transfers. You should contact the Transfer Agent or your financial advisor for further instructions.

     ooo  Special Tax Consideration
--------------------------------------------------------------------------------
For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

     ooo  Special Tax Consideration
--------------------------------------------------------------------------------
To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

MORE INFORMATION ABOUT RETIREMENT PLANS.

Retirement Plans may include the following:

INDIVIDUAL RETIREMENT PLANS

     o    Traditional Individual Retirement Accounts (IRAs)
     o    Savings Incentive Match Plan for Employees (SIMPLE) IRAs
     o    Spousal IRAs
     o    Roth Individual Retirement Accounts (Roth IRAs)
     o    Education Individual Retirement Accounts (Education IRAs)
     o    Simplified Employee Pension Plans (SEP IRAs)
     o 403(b) Tax Sheltered Accounts that employ as custodian a bank acceptable to the Distributor

EMPLOYER SPONSORED RETIREMENT PLANS

     o    Defined benefit plans
     o Defined contribution plans (including 401K plans, profit sharing plans and money purchase plans)
     o    457 plans

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can invest in the Fund are outlined below. The Transfer Agent does not charge any fees for these services.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments of $50 or more in the Fund to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the Investment Application to do this. For further details about this service call the Transfer Agent at 1-800-543-0407; in Cincinnati, 629-2050.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your account application. You may also choose to have your dividends or capital gains paid to you in cash.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in the Fund. This occurs on a monthly basis and the minimum investment is $50.

DOLLAR COST AVERAGING. Our Dollar Cost Averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic transfers of at least $50 from one Countrywide Fund to any other. The applicable sales charge, if any, will be assessed.

PROCESSING ORGANIZATIONS. You may also purchase shares of the Fund through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Funds have authorized certain processing organizations to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization in conjunction with this Prospectus.

When shares are purchased this way, there may be various differences. The processing organization may:

     o    Charge a fee for its services
     o    Act as the shareholder of record of the shares
     o    Set different minimum initial and additional investment requirements
     o    Impose other charges and restrictions

     o Designate intermediaries to accept purchase and sales orders on the Funds' behalf

The Transfer Agent considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next computed after such order is received in proper form.

Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and the Transfer Agent. Certain processing organizations may receive compensation from the Funds, the Distributor, the Advisor or their affiliates.

SELLING YOUR SHARES

You may sell some or all of your Fund shares on any day that the Fund calculates its NAV. If your request is received in proper form before the close of regular trading on the NYSE, you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

THROUGH
RETIREMENT
PLANS

     o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the Investment Application. You may only sell shares over the telephone if the amount is less than $25,000.
     o To sell your Fund shares by telephone, call the Transfer Agent, Nationwide at 800-543-0407; in Cincinnati, 629-2050.
     o    IRA accounts cannot be sold by telephone

BY TELEPHONE
--------------------------------------------------------------------------------
     o    Write to the Transfer Agent.
     o    Indicate the number of shares or dollar amount to be sold.
     o    Include your name and account number.
     o Sign your request exactly as your name appears on your Investment Application

BY MAIL
--------------------------------------------------------------------------------
     o    Complete the appropriate information on the Investment Application.
     o If your proceeds are $1,000 or more, you may request that the Transfer Agent wire them to your bank account.
     o    You will be charged a fee of $8.00.
     o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.
     o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact the Transfer Agent for more information.

BY WIRE
--------------------------------------------------------------------------------

     o You may also sell shares by contacting your financial advisor, who may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.
     o Your financial advisor is responsible for making sure that sale requests are transmitted to the Transfer Agent in proper form in a timely manner.

THROUGH
YOUR FINANCIAL
ADVISOR
--------------------------------------------------------------------------------


     ooo  Special Tax Consideration

--------------------------------------------------------------------------------
Selling your shares may cause you to incur a taxable gain or loss.

     o Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on the Transfer Agent's records.

SIGNATURE GUARANTEES. Some circumstances require that the request for the sale of shares have a signature guarantee. A signature guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances requiring a signature guarantee include:

     o    Proceeds from the sale of shares that exceed $25,000
     o Proceeds to be paid when the name or the address on the account has been changed within 30 days of your sale request.

TELEPHONE SALES. If we receive your share sale request before 4:00 p.m., Eastern time on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

Interruptions in telephone service could prevent you from selling your shares in this manner when you want to. When you have difficulty making telephone sales, you should mail (or send by overnight delivery) a written request for sale of your shares to the Transfer Agent.

In order to protect your investment assets, the Transfer Agent will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and the Trust will not be liable, in those cases. The Trust has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures include:

     o    Requiring personal identification
     o Making checks payable only to the owner(s) of the account shown on the Trust's records

     o Mailing checks only to the account address shown on the Trust's records
     o    Directing wires only to the bank account shown on the Trust's records
     o    Providing written confirmation for transactions requested by telephone
     o    Tape recording instructions received by telephone

SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive or send to a third party monthly or quarterly withdrawals of $50 or more if your account value is at least $5,000. There is no special fee for this service and no minimum amount is required for retirement plans.

     ooo  Special Tax Consideration

--------------------------------------------------------------------------------

If you exercise the Reinstatement Privilege, you should contact your tax advisor.

     ooo  Special Tax Consideration

--------------------------------------------------------------------------------

Involuntary sales may result in the sale of your Fund shares at a loss or may result in taxable investment gains.

REINSTATEMENT PRIVILEGE. You may reinvest proceeds from a sale of Fund shares or a dividend or capital gain distribution on Fund shares without a sales charge in any of the Countrywide Funds. You may do so by sending a written request and a check to the Transfer Agent within 90 days after the date of the sale, dividend or distribution. Reinvestment will be at the next NAV calculated after the Transfer Agent receives your request.

LOW ACCOUNT BALANCES

The Transfer Agent may sell your Fund shares if your balance falls below the minimum required for your account as a result of redemptions that you have made (as opposed to a reduction from market changes). This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gift to Minors Act (UGTMA). The Transfer Agent will let you know that your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

RECEIVING SALE PROCEEDS

The Transfer Agent will forward the proceeds of your sale to you (or to your financial advisor) within 7 business days (normally within 3 business days) from the date of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS

Proceeds which are sent to your financial advisor will not usually be re-invested for you unless you provide specific instructions to do so. Therefore, the financial advisor may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK

If you purchase Fund shares by personal check, the proceeds of a sale of those shares will not be sent to you until the check has cleared, which may take up to 15 days. If you may need your money more quickly, you should purchase shares by federal funds, bank wire, or with a certified or cashier's check.

It is possible that the payments of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

     o    When the NYSE is closed for other than customary weekends and holidays
     o    When trading on the NYSE is restricted
     o When an emergency situation causes a Fund Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of its net assets
     o    During any other time when the SEC, by order, permits.

DISTRIBUTIONS AND TAXES

     ooo  Special Tax Consideration

--------------------------------------------------------------------------------
You should consult with your tax advisor to address your own tax situation.

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The table below outlines when dividends are declared and paid for each Fund:

                                            Dividends Declared    Dividends Paid

Short Term Government Income Fund               Daily                Monthly
Intermediate Term Government Income Fund        Monthly              Annually
Money Market Fund                               Daily                Monthly
Intermediate Bond Fund                          Monthly              Annually

Distributions of any capital gains earned by the Fund will be made at least annually.

TAX INFORMATION

DISTRIBUTIONS. The Fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The Fund's distributions may be subject to federal income tax whether you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes paid by the Fund and certain distributions paid by the Fund during the prior taxable year.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or during the term of its operation, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by _________________ whose report, along with the Funds' financial statements, is included in the SAI, which is available upon request. Information for the period ending May 1, 2000 was audited by other independent accountants.

                       SHORT TERM GOVERNMENT INCOME FUND

                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------

                                                                 YEARS ENDED SEPTEMBER 30,
                                           1999            1998            1997            1996            1995
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year    $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
                                        --------------------------------------------------------------------------

Net investment income                        0.040           0.046           0.044           0.044           0.046
                                        --------------------------------------------------------------------------

Dividends from net investment income        (0.040)         (0.046)         (0.044)         (0.044)         (0.046)
                                        --------------------------------------------------------------------------

Net asset value at end of year          $     1.00      $     1.00      $     1.00      $     1.00      $     1.00
                                        ==========================================================================

Total Return                                 4.02%           4.74%           4.53%           4.51%           4.69%
                                        ==========================================================================

Net assets at end of year (000's)       $  110,060      $  102,481      $   96,797      $   91,439      $   87,141
                                        ==========================================================================

Ratio of net expenses to average net
     assets (A)                              0.95%           0.91%           0.97%           0.99%           0.99%

Ratio of net investment income to
     average net assets                      3.95%           4.63%           4.43%           4.42%           4.59%
------------------------------------------------------------------------------------------------------------------

     A Absent fee waivers and/or expense reimbursements by the Advisor, the ratios of expenses to average new assets would have been 0.94% for the year ended September 30, 1998.

                    INTERMEDIATE TERM GOVERNMENT INCOME FUND

                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------

                                                                   YEARS ENDED SEPTEMBER 30,
                                              1999           1998           1997           1996          1995
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year       $   11.15      $   10.67      $   10.49      $   10.73      $   10.14
                                           ---------------------------------------------------------------------

Income from investment options:
   Net investment income                        0.60           0.61           0.61           0.61           0.64
   Net realized and unrealized gains on
     investments                               (0.81)          0.48           0.18          (0.24)          0.59
                                           ---------------------------------------------------------------------

Total from investment operations               (0.21)          1.09           0.79           0.37           1.23
                                           ---------------------------------------------------------------------

Dividends from net investment income           (0.60)         (0.61)         (0.61)         (0.61)         (0.64)
                                           ---------------------------------------------------------------------

Net asset value at end of year             $   10.34      $   11.15      $   10.67      $   10.49      $   10.73
                                           =====================================================================

Total Return (A)                             (1.93)%         10.54%          7.74%          3.55%         12.52%
                                           =====================================================================

Net assets at end of year (000's)          $  45,060      $  51,168      $  53,033      $  56,095      $  56,969
                                           =====================================================================

Ratio of net expenses to average net
     assets                                    0.99%          0.99%          0.99%          0.99%          0.99%

Ratio of net investment income to
     average net assets                        5.59%          5.64%          5.78%          5.75%          6.17%

Portfolio turnover rate                          58%            29%            49%            70%            58%
----------------------------------------------------------------------------------------------------------------

     A    Total returns shown exclude the effect of applicable sales loads.

                                MONEY MARKET FUND

                                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------
                                             YEAR           YEAR        ONE MONTH            YEAR        PERIOD
                                            ENDED          ENDED          ENDED             ENDED         ENDED
                                           SEPT. 30,      SEPT. 30,     SEPT. 30,         AUGUST 31,    AUGUST 31,
                                             1999           1998         1997(A)             1997         1996(B)
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period    $    1.00      $    1.00      $    1.00         $    1.00      $    1.00
                                          ------------------------------------------------------------------------

Net investment income                         0.046          0.050          0.004             0.050          0.046(C)
                                          ------------------------------------------------------------------------

Dividends from net investment income         (0.046)        (0.050)        (0.004)           (0.050)        (0.046)
                                          ------------------------------------------------------------------------

Total distributions                           (0.03)         (0.23)         (0.16)            (0.12)         (0.16)
                                          ------------------------------------------------------------------------

Net asset value at end of period          $    1.00      $    1.00      $    1.00         $    1.00      $    1.00
                                          ========================================================================

Total Return                                  4.74%          5.07%          4.99%(D)          5.14%          4.70%
                                          ========================================================================

Net assets at end of period (000's)       $  23,198      $  18,492      $  73,821         $  94,569      $  76,363
                                          ========================================================================

Ratio of net expenses to average net
     assets (E)                               0.65%          0.79%          0.80%(D)          0.65%          0.63%(D)

Ratio of net investment income to
     average net assets                       4.63%          4.95%          4.99%(D)          5.03%          4.94%(D)
------------------------------------------------------------------------------------------------------------------

     A Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to September 30.

     B Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.

     C Calculated using weighted average of shares outstanding during the period.

     D    Annualized.

     E Absent fee waivers and/or expense reimbursements by the Advisor, the ratios of expenses to average new assets would have been 1.11%, 0.79% and 0.99% for the periods ended September 30, 1999 and August 31, 1997 and 1996, respectively.

                        INTERMEDIATE BOND FUND - CLASS A

                                                         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------
                                               YEAR           YEAR         ONE MONTH         YEAR          PERIOD
                                              ENDED           ENDED          ENDED          ENDED           ENDED
                                            SEPT. 30,       SEPT. 30,      SEPT. 30,      AUGUST 31,      AUGUST 31,
                                               1999           1998           1997            1997           1996
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year
                                            ------------------------------------------------------------------------
Income from investment options:
   Net income realized
   Net realized and unrealized gains on
     investments
                                            ------------------------------------------------------------------------
Total from investment operations
                                            ------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income
   Distributions from net realized gains
                                            ------------------------------------------------------------------------

Total distributions
                                            ------------------------------------------------------------------------

Net asset value at end of period
                                            ========================================================================

Total Return
                                            ========================================================================

Net assets at end of period (000's)
                                            ========================================================================

Ratio of net expenses to average net
     assets

Ratio of net investment income to
     average net assets

Portfolio turnover rate
--------------------------------------------------------------------------------------------------------------------

FOR MORE INFORMATION

For investors who want more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Fund and is legally a part of this prospectus.

ANNUAL/SEMI-ANNUAL REPORTS: Each Fund's annual and semi-annual reports provide additional information about each Fund's investments. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You can get free copies of the SAI, the reports, other information and answers to your questions about the Fund by contacting your financial advisor, or the Fund at:

                           Countrywide Family of Funds
                           311 Pike Street
                           Cincinnati, Ohio 45202
                           800.669.2796 (Press 3)
                           http://www.touchstonefunds.com

You can view the Fund's SAI and the reports at the Public Reference Room of the Securities and Exchange Commission.

For a fee, you can get text-only copies by writing to the Public Reference Room of the SEC, 450 Fifth Street N.W., Washington, D.C. 20549-0102 or by calling the SEC at 1-202-942-8090. You can get information about the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.

You can also view the SAI and the reports free from the SEC's Internet website at http://www.sec.gov. You can get information about the SEC's Internet website by writing to the SEC at the above address or by e-mailing a request to: publicinfor@sec.gov.

Investment Company Act file no. 811-2538

                          COUNTRYWIDE INVESTMENT TRUST


                    o  SHORT TERM GOVERNMENT INCOME FUND

                    o  INTERMEDIATE TERM GOVERNMENT INCOME FUND

                    o  MONEY MARKET FUND

                    o  INTERMEDIATE BOND FUND


                               MULTIPLE CLASSES OF
                              SHARES ARE OFFERED BY
                                 THIS PROSPECTUS

                          COUNTRYWIDE INVESTMENT TRUST
                          ----------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                                   May 1, 2000

                        Short Term Government Income Fund
                    Intermediate Term Government Income Fund
                                Money Market Fund
                             Intermediate Bond Fund

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the applicable Fund of Countrywide Investment Trust dated February 1, 2000. A copy of a Fund's Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-4094, or by calling the Trust nationwide toll-free 800-543-0407, in Cincinnati 629-2050.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                          Countrywide Investment Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE
                                                                            ----

THE TRUST......................................................................3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................................4

QUALITY RATINGS OF FIXED-INCOME OBLIGATIONS...................................22

INVESTMENT LIMITATIONS........................................................28

TRUSTEES AND OFFICERS.........................................................32

THE INVESTMENT ADVISER AND UNDERWRITER........................................35

DISTRIBUTION PLANS............................................................37

SECURITIES TRANSACTIONS.......................................................39

PORTFOLIO TURNOVER............................................................41

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE..........................42

OTHER PURCHASE INFORMATION....................................................43

TAXES.........................................................................44

REDEMPTION IN KIND............................................................45

HISTORICAL PERFORMANCE INFORMATION............................................45

PRINCIPAL SECURITY HOLDERS....................................................49

CUSTODIAN.....................................................................49

AUDITORS......................................................................50

TRANSFER AGENT................................................................50

ANNUAL REPORT.................................................................51

THE TRUST
---------

     Countrywide Investment Trust (the "Trust"), formerly Midwest Trust, was organized as a Massachusetts business trust on December 7, 1980. The Trust currently offers six series of shares to investors: the Short Term Government Income Fund, the Intermediate Term Government Income Fund, the Money Market Fund and the Intermediate Bond Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective(s) and policies.

     Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Each class of shares of a Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

     Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, the Money Market Fund and the Intermediate Bond Fund, on August 29, 1997, each succeeded to the assets and liabilities of another mutual fund of the same name (referred to individually as a "Predecessor Fund," and collectively as the "Predecessor Funds"), each of which was an investment series of Trans Adviser Funds, Inc. The investment objective, policies and restrictions of each of the Money Market Fund and the Intermediate Bond Fund and its Predecessor Fund are substantially identical and the financial data and information for periods ended prior to September 1, 1997 relates to the Predecessor Funds.

     Pursuant to an Agreement and Plan of Reorganization dated ________,2000, the Intermediate Bond Fund, on May 1, 2000, succeeded to the assets and liabilities of the Touchstone Bond Fund, a series of the Touchstone Series Trust. The Intermediate Bond Fund adopted the investment objective, policies and restrictions of the Touchstone Bond Fund, which are similar to those of the Intermediate Bond Fund. The financial data and information for periods ended prior to May 1, 2000 relates to the Touchstone Bond Fund.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

     Both Class A shares and Class C shares of the Intermediate Bond Fund represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

     Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

     A more  detailed  discussion  of  some of the  terms  used  and  investment
policies   described  in  the  Prospectuses  (see  "Investment   Objectives  and
Policies") appears below:

     WHEN-ISSUED SECURITIES AND SECURITIES PURCHASED ON A TO-BE-ANNOUNCED BASIS. The Funds will only make commitments to purchase securities on a when-issued or to-be-announced ("TBA") basis with the intention of actually acquiring the securities. A Fund may sell the securities before the settlement date if it is otherwise deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. In a TBA transaction, a Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities.

     The Funds may purchase securities on a when-issued or TBA basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, each Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund's commitments to purchase securities on a when-issued or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued or TBA basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

     When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation).

     The Intermediate Term Government Income Fund will not invest more than 20% of its net assets in securities purchased on a when-issued or TBA basis. Each of the Money Market Fund and the Intermediate Bond Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets.

     STRIPS. STRIPS are U.S. Treasury bills, notes, and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, GNMA Certificates owned by a Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, a Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

     STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

     As a matter of current policy that may be changed without shareholder approval, the Intermediate Term Government Income Fund will not purchase STRIPS with a maturity date that is more than 10 years from the settlement of the purchase.

     CUBES. In addition to STRIPS, the Intermediate Bond Fund may also purchase separately traded interest and principal component parts of obligations that are transferable through the Federal book entry system, known as Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the Custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. The Intermediate Bond Fund will limit its investment in such instruments to 20% of its net assets.

     GNMA CERTIFICATES. The term "GNMA Certificates" refers to mortgage-backed securities representing part ownership of a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations and insured by either the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veteran's Administration. GNMA Certificates are guaranteed by the

Government National Mortgage Association and are backed by the full faith and credit of the United States.

     1. THE LIFE OF GNMA CERTIFICATES. The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the GNMA Certificates due to prepayments, refinancing and payments from foreclosures. Thus, the greatest part of principal will usually be paid well before the maturity of the mortgages in the pool. As prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. However, mortgages with high interest rates have experienced accelerated prepayment rates which would indicate a shorter average life.

     2. YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates, but only by the amount of the fees paid to the GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, the GNMA receives an annual fee of 0.06 of 1% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for the following reasons:

          (a) GNMA Certificates may be issued at a premium or discount, rather than at par.

          (b) After issuance, GNMA Certificates may trade in the secondary market at a premium or discount.

          (c) Interest is earned monthly, rather than semi-annually as for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

          (d) The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

     3. MARKET FOR GNMA CERTIFICATES. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

     FHLMC CERTIFICATES. The term "FHLMC Certificates" refers to mortgage-backed securities representing part ownership of a pool of mortgage loans, which are guaranteed by the Federal Home Loan Mortgage Corporation. The Federal Home Loan Mortgage Corporation is the leading seller of conventional mortgage securities in the United States. FHLMC Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank.

     Mortgage loans underlying FHLMC Certificates will consist of fixed rate mortgages with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-family or two-to-four family residential properties. Mortgage interest rates may be mixed in a pool. The seller/servicer of each mortgage retains a minimum three-eighths of 1% servicing fee, and any remaining excess of mortgage rate over coupon rate is kept by the Federal Home Loan Mortgage Corporation. The coupon rate of a FHLMC Certificate does not by itself indicate the yield which will be earned on the Certificate for the reasons discussed above in connection with GNMA Certificates.

     FNMA CERTIFICATES. The term "FNMA Certificates" refers to mortgage-backed securities representing part ownership of a pool of mortgage loans, which are guaranteed by the Federal National Mortgage Association.

     The FNMA, despite having U.S. Government agency status, is also a private, for-profit corporation organized to provide assistance in the housing mortgage market. The only function of the FNMA is to provide a secondary market for residential mortgages. Mortgage loans underlying FNMA Certificates reflect a considerable diversity and are purchased from a variety of mortgage originators. They are typically collateralized by conventional mortgages (not FHA-insured or VA-guaranteed). FNMA Certificates are highly liquid and usually trade in the secondary market at higher yields than GNMA Certificates. The coupon rate of a FNMA Certificate does not by itself indicate the yield which will be earned on the Certificate for the reasons discussed above in connection with GNMA Certificates.

     COLLATERALIZED MORTGAGE OBLIGATIONS. The Intermediate Term Government Income Fund and the Intermediate Bond Fund may invest in Collateralized Mortgage Obligations ("CMOs"). CMOs are fully-collateralized bonds which are the general obligations of the issuer thereof. The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes of CMO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued for collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (that is, the character of payments of principal and interest is not passed through and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding.

     In 1983, the Federal Home Loan Mortgage Corporation began issuing CMOs. Since FHLMC CMOs are the general obligations of the FHLMC, it will be obligated to use its general funds to make payments thereon if payments generated by the underlying mortgages are insufficient to pay principal and interest in its CMOs. In addition, CMOs are issued by private entities, such as financial institutions, mortgage bankers and subsidiaries of homebuilding companies. The structural features of privately issued CMOs will vary considerably from issue to issue, and the Adviser will consider such features, together with the character of the underlying mortgage pool and the liquidity and credit rating of the issue. The Adviser will consider privately issued CMOs as possible investments only when the underlying mortgage collateral is insured, guaranteed or otherwise backed by the U.S. Government or one or more of its agencies or instrumentalities.

     Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities; the first three classes pay interest at their stated rates beginning with the issue date and the final class is typically an accrual class (or Z bond). The cash flows from the underlying mortgage collateral are applied first to pay interest and then to retire securities. The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity security (or B bond). This process continues until all of the classes have been paid off. Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors into the longer- maturity classes receive no principal paydowns.

     One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR"). These Adjustable Rate tranches, known as "floating-rate CMOs," will be treated as Adjustable Rate mortgage securities. Floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate. These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

     As a matter of current policy that may be changed without shareholder approval, the Intermediate Term Government Income Fund will invest in a CMO tranche either for (1) interest rate hedging purposes subject to the adoption of monitoring and reporting procedures or (2) other purposes where the average tranche life would not change more than 6 years based upon a hypothetical change in time of purchase and on any subsequent test dates (at least annually) thereafter. Testing models employed must assume market interest rates and prepayment speeds at the time the standard is applied. Adjustable Rate CMO tranches are exempted from the average life requirements if (i) the rate is reset at least annually, (ii) the maximum rate is at least 3% higher than the rate at the time of purchase, and (iii) the rate varies directly with the index on which it is based and is not reset as a multiple of the change in such index.

     ADJUSTABLE RATE MORTGAGE SECURITIES. Generally, Adjustable Rate mortgages have a specified maturity date and amortize principal over their life. In periods of declining interest rates there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate can and does change in accordance with movements in a particular, pre-specified, published interest rate index. There are two main categories of indices: those based on U.S. Treasury obligations and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. The amount of interest on an Adjustable Rate mortgage is calculated by adding a specified amount to the applicable index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

     The underlying mortgages which collateralize the ARMS will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage-related securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage-related securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

     INFLATION-INDEXED BONDS. The Intermediate Term Government Income Fund and the Intermediate Term Bond Fund may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

     Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Funds will enter into repurchase agreements which are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The Short Term Government Income Fund, the Intermediate Term
Government Income Fund and the Money Market Fund will not enter into a repurchase agreement not terminable within seven days if, as result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities. The Intermediate Bond Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     LOANS OF PORTFOLIO SECURITIES. The Money Market Fund and the Intermediate Bond Fund may each lend its portfolio securities. Each of the Money Market Fund and the Intermediate Bond Fund will not make loans to other persons if, as a result, more than one-third of the value of its total assets would be subject to such loans. Each Fund's lending policies may not be changed without the affirmative vote of a majority of its outstanding shares.

     Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities.

     Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, the Short Term Government Income Fund and the Intermediate Term Government Income Fund may each borrow money from banks or other persons in an amount not exceeding 10% of its total assets. Each Fund may pledge assets in connection with borrowings but will not pledge more than 15% of its total assets. Each Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

     Each of the Short Term Government Income Fund and the Intermediate Term Government Income Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets, as a temporary measure for extraordinary or emergency purposes. Each Fund may pledge assets in connection with borrowings but will not pledge more than 15% of its total assets. Each Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

     The Money Market Fund and the Intermediate Bond Fund may each borrow from banks or from other lenders (provided there is 300% asset coverage) for temporary or emergency purposes and to meet redemptions and may pledge assets to secure such borrowings. The Money Market Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. As a matter of operating policy, the Money Market Fund does not intend to purchase securities for investment during periods when the sum of bank borrowings exceed 5% of its total assets. This operating policy is not fundamental and may be changed without shareholder notification.

     Borrowing magnifies the potential for gain or loss on a Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, each Fund will limit its borrowings as described above. Each Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

     The Investment Company Act of 1940 requires the Funds to maintain asset coverage of at least 300% for all borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, a Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by a Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan

Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations").

     The Money Market Fund and the Intermediate Bond Fund may also invest in certificates of deposit, bankers' acceptances and time deposits issued by foreign branches of national banks. Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers' acceptances are U.S. dollar denominated bankers' acceptances "accepted" by foreign branches of major U.S. commercial banks. Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of portfolio securities may be held outside of the U.S. and the Funds may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. The Adviser, subject to the overall supervision of the Board of Trustees, carefully considers these factors when making investments. The Funds do not limit the amount of their assets which can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located. Investments in obligations of foreign banks are subject to the overall limit of 25% of total assets which may be invested in a single industry.

     COMMERCIAL PAPER. Commercial paper consists of short-term, (usually from one to two hundred seventy days) unsecured promissory notes issued by U.S. corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to a Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, subject to the direction of the Board of Trustees, such note is liquid.

     VARIABLE RATE DEMAND INSTRUMENTS. The Funds may purchase variable rate demand instruments. Variable rate demand instruments that the Funds will purchase are variable amount master demand notes that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specific number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

     The variable rate demand instruments in which the Funds may invest are payable on not more than thirty calendar days' notice either on demand or at specified intervals not exceeding thirteen months depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to thirteen months and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. In order to minimize credit risks, the Adviser will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by the Board of Trustees. Each Fund may only purchase variable rate demand instruments which have received a short-term rating meeting that Fund's quality standards from an NRSRO or unrated variable rate demand instruments determined by the Adviser, under the direction of the Board of Trustees, to be of comparable quality. If such an instrument does not have a demand feature exercisable by a Fund in the event of default in the payment of principal or interest on the underlying securities, then the Fund will also require that the instrument have a rating as long-term debt in one of the top two categories by any NRSRO. The Adviser may determine, under the direction of the Board of Trustees, that an unrated variable rate demand instrument meets a Fund's quality criteria if it is backed by a letter of credit or guarantee or insurance or other credit facility that meets the quality criteria for the Fund or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever deemed to not meet a Fund's quality standards, such Fund either will sell it in the market or exercise the demand feature as soon as practicable.

     Each Fund will not invest more than 10% of its net assets (or 15% of net assets with respect to the Intermediate Bond Fund) in variable rate demand instruments as to which it cannot exercise the demand feature on not more than seven days' notice if the Board of Trustees determines that there is no secondary market available for these obligations and all other illiquid securities. The Funds intend to exercise the demand repurchase feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to a Fund in order to make redemptions of its shares, or (3) to maintain the quality standards of a Fund's investment portfolio.

     While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital depreciation is less than would be the case with a portfolio of fixed income securities. Each Fund may hold variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rate," or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

     RESTRICTED SECURITIES. The Money Market Fund and the Intermediate Bond Fund (up to 10%) may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933. The absence of a trading market can make it difficult to ascertain a market value of illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses. Restricted securities generally can be sold in a privately negotiated transaction, pursuant to an exemption from registration under the securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. However, in general, the Funds anticipate holding restricted securities to maturity or selling them in an exempt transaction.

     ASSET-BACKED SECURITIES. The Intermediate Term Government Income Fund may invest in various types of Adjustable Rate securities in the form of asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities. The securitization techniques used in the context of asset-backed securities are similar to those used for mortgage-related securities. Thus, through the use of trusts and special purpose corporations, various types of receivables are securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure. In general, collateral supporting asset-backed securities has shorter maturities than mortgage loans and has been less likely to experience substantial prepayment.

     The Funds' investments in asset-backed securities may include pass-through securities collateralized by Student Loan Marketing Association ("SLMA") guaranteed loans whose interest rates adjust in much the same fashion as described above with respect to ARMS. The underlying loans are originally made by private lenders and are guaranteed by the SLMA. It is the guaranteed loans that constitute the underlying financial assets in these asset-backed securities. There may be other types of asset-backed securities that are developed in the future in which the Funds may invest.

     The Intermediate Bond Fund may invest in certain asset-backed securities such as securities whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts or a pool of credit card loan receivables.

     MUNICIPAL SECURITIES. The Money Market Fund and the Intermediate Bond Fund may invest in taxable and tax-exempt municipal securities. Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     GUARANTEED INVESTMENT CONTRACTS. The Money Market Fund may make investments in obligations issued by highly rated U.S. insurance companies, such as guaranteed investment contracts and similar funding agreements (collectively "GICs"). A GIC is a general obligation of the issuing insurance company and not a separate account. Under these contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. GIC investments that do not provide for payment within seven days after notice are subject to the Fund's policy regarding investments in illiquid securities.

     PRIVATE PLACEMENT INVESTMENTS. The Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Adviser believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities.

     The ability of the Board of Trustees to determine the liquidity of certain restricted securities is permitted under a position of the staff of the Securities and Exchange Commission set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The staff of the Securities and Exchange Commission has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities (including Section 4(2) commercial paper): the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades. The Trustees have delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities pursuant to the above criteria and guidelines adopted by the Board of Trustees. The Trustees will monitor and periodically review the Adviser's selection of Rule 144A and
Section 4(2) commercial paper as well as any determinations as to its liquidity.

     LOAN PARTICIPATIONS. The Intermediate Bond Fund may invest, subject to an overall 10% limit on loans, in loan participations, typically made by a syndicate of banks to U.S. and non-U.S. corporate or governmental borrowers for a variety of purposes. The underlying loans may be secured or unsecured, and will vary in term and legal structure. When purchasing such instruments, the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loan participations are generally considered to be illiquid and are therefore subject to the Fund's overall 15% limitation on illiquid securities.

     ZERO COUPON BONDS. The Intermediate Bond Fund is permitted to purchase zero coupon securities ("zero coupon bonds"). Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. Although zero coupon bonds do not pay interest to holders prior to maturity, federal income tax law requires the Fund to recognize as interest income a portion of the bond's discount each year and this income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sale of portfolio securities. In such cases, the Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

     LOWER-RATED SECURITIES. The Intermediate Bond Fund may invest up to 20% of its assets in higher yielding (and, therefore, higher risk), lower rated fixed-income securities, including debt securities, convertible securities and preferred stocks and unrated fixed-income securities. Lower rated fixed-income securities, commonly referred to as "junk bonds", are considered speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated fixed-income securities.

     Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower categories of recognized rating agencies, i.e., Ba or lower by Moody's or BB or lower by S&P. The Fund may invest in any security which is rated by Moody's or by S&P, or in any unrated security which the Adviser determines is of suitable quality. Securities in the rating categories below Baa as determined by Moody's and BBB as determined by S&P are considered to be of poor standing and predominantly speculative.

     Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although the Adviser will consider security ratings when making investment decisions in the high yield market, it will perform its own investment analysis and will not rely principally on the ratings assigned by the rating agencies. The Adviser's analysis generally may include, among other things, consideration of the issuer's experience and managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

     Lower quality fixed-income securities generally produce a higher current yield than do fixed-income securities of higher ratings. However, these fixed-income securities are considered speculative because they involve greater price volatility and risk than do higher rated fixed-income securities and yields on these fixed-income securities will tend to fluctuate over time. Although the market value of all fixed-income securities varies as a result of changes in prevailing interest rates (e.g., when interest rates rise, the market value of fixed-income securities can be expected to decline), values of lower rated fixed-income securities tend to react differently than the values of higher rated fixed-income securities. The prices of lower rated fixed-income securities are less sensitive to changes in interest rates than higher rated fixed-income securities. Conversely, lower rated fixed-income securities also involve a greater risk of default by the issuer in the payment of principal and income and are more sensitive to economic downturns and recessions than higher rated fixed-income securities. The financial stress resulting from an economic downturn could have a greater negative effect on the ability of issuers of lower rated fixed-income securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. In the event of an issuer's default in payment of principal or interest on such securities, or any other fixed-income securities in the Fund's portfolio, the net asset value of the Fund will be negatively affected. Moreover, as the market for lower rated fixed-income securities is a relatively new one, a severe economic downturn might increase the number of defaults, thereby adversely affecting the value of all outstanding lower rated fixed-income securities and disrupting the market for such securities. Fixed-income securities purchased by the Fund as part of an initial underwriting present an additional risk due to their lack of market history. These risks are exacerbated with respect to fixed-income securities rated Caa or lower by Moody's or

CCC or lower by S&P. Unrated fixed-income securities generally carry the same risks as do lower rated fixed-income securities.

     Lower rated fixed-income securities are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of lower rated fixed-income securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many lower rated fixed-income securities may not be as liquid as Treasury and investment grade bonds. The ability of the Fund to sell lower rated fixed-income securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Moreover, the ability of the Fund to value lower rated fixed-income securities becomes more difficult, and judgment plays a greater role in valuation, as there is less reliable, objective data available with respect to such securities that are thinly traded or illiquid.

     Because investors may perceive that there are greater risks associated with the lower rated fixed-income securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for fixed-income securities with a higher rating. Changes in perception of issuer's creditworthiness tend to occur more frequently and in a more pronounced manner in the lower quality segments of the fixed-income securities market than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     The Adviser believes that the risks of investing in such high yielding, fixed-income securities may be minimized through careful analysis of prospective issuers. Although the opinion of ratings services such as Moody's and S&P is considered in selecting portfolio securities, they evaluate the safety of the principal and the interest payments of the security, not their market value risk. Additionally, credit rating agencies may experience slight delays in updating ratings to reflect current events. The Adviser relies, primarily, on its own credit analysis. This may suggest, however, that the achievement of the Fund's investment objective is more dependent on the Adviser's proprietary credit analysis, than is otherwise the case for a fund that invests exclusively in higher quality fixed-income securities.

     Once the rating of a portfolio security or the quality determination ascribed by the Adviser to an unrated, fixed-income security has been downgraded, the Adviser will consider all circumstances deemed relevant in determining whether to continue to hold the security, but in no event will the Fund retain such security if it would cause the Fund to have 20% or more of the value of its net assets invested in fixed-income securities rated lower than Baa by Moody's or BBB by S&P, or if unrated, are judged by the Adviser to be of comparable quality.

     The Intermediate Bond Fund may also invest in unrated fixed-income securities. Unrated fixed-income securities are not necessarily of lower quality than rated fixed-income securities, but they may not be attractive to as many buyers.

     There is no minimum rating standard for the Fund's investments in the high yield market; therefore, the Fund may at times invest in fixed-income securities not currently paying interest or in default. The Fund will invest in such fixed-income securities where the Adviser perceives a substantial opportunity to realize the Fund's objective based on its analysis of the underlying financial condition of the issuer. It is not, however, the current intention of the Fund to make such investments.

     MAJORITY. The term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

QUALITY RATINGS OF FIXED-INCOME OBLIGATIONS
-------------------------------------------

CORPORATE BONDS.

Moody's  Investors  Service,  Inc.  provides the following  descriptions  of its
--------------------------------------------------------------------------------
corporate bond ratings:
-----------------------

     Aaa - "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

     Aa - "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities."

     A - "Bonds which are rated A possess many favorable investment attributes and are considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

     Baa  -  "Bonds  which  are  rated  Baa  are   considered  as  medium  grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

     Ba - "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class."

     B - "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

     Caa - "Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

     Ca - "Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."

     C - "Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

Standard & Poor's  Ratings  Group  provides the  following  descriptions  of its
--------------------------------------------------------------------------------
corporate bond ratings:
-----------------------

     AAA - "Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong."

     AA - "Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree."

     A - "Debt rated A has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

     BBB - "Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

     BB - "Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating."

     B - "Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating."

     CCC - "Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating."

     CC - "The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating."

     C - "The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy has been filed but debt service payments are continued."

     CI - "The rating CI is reserved for income bonds on which no interest is being paid."

     D - "Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition and debt service payments are jeopardized."

Duff and Phelps Inc.  provides the following  descriptions of its corporate bond
--------------------------------------------------------------------------------
ratings:
--------

     AAA - "Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt."

     AA - "High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions."

     A - "Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress."

     BBB - "Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles."

     BB - "Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category."

     B - "Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade."

     CCC - "Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments."

     DD - "Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments."

Fitch  Investors  Service,  Inc.  provides  the  following  descriptions  of its
--------------------------------------------------------------------------------
corporate bond ratings:
-----------------------

     AAA - "AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events."

     AA - "AA ratings denote a very low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events."

     A - "A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings."

     BBB - "BBB ratings indicate that there is currently a low expectation of credit risk. Capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category."

     BB - "BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade."

     B - "B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment."

     CCC, CC, C - "Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default."

     DDD, DD and D - "Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50%-90% of such outstanding, and 'D' the lowest recovery potential, i.e. below 50%."

Thomson  BankWatch  provides the following  descriptions  of its corporate  bond
--------------------------------------------------------------------------------
ratings:
--------

     AAA - "Indicates that the ability to repay principal and interest on a timely basis is extremely high."

     AA - "Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category."

     A - "Indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings."

     BBB - "The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. BBB issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings."

     BB - "While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations."

     B - "Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis."

     CCC - "Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances."

     CC - "CC is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization."

     D - "Default."

CORPORATE NOTES.

Moody's  Investors  Service,  Inc.  provides the following  descriptions  of its
--------------------------------------------------------------------------------
corporate note ratings:
-----------------------


MIG-1 "Notes which are rated MIG-1 are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing."

MIG-2 "Notes which are rated MIG-2 are judged to be of high quality. Margins of protection are ample although not so large as in the preceding group."

Standard & Poor's  Ratings  Group  provides the  following  descriptions  of its
--------------------------------------------------------------------------------
corporate note ratings:
-----------------------

SP-1  "Debt rated SP-1 has very strong or strong  capacity to pay  principal and
      interest.   Those  issues  determined  to  possess   overwhelming   safety
      characteristics will be given a plus (+) designation."

SP-2  "Debt rated SP-2 has satisfactory capacity to pay principal and interest."

COMMERCIAL PAPER.

Description of Commercial Paper Ratings of Moody's Investors Service, Inc.:
--------------------------------------------------------------------------

Prime-1     "Superior   capacity   for   repayment  of   short-term   promissory
            obligations."

Prime-2     "Strong   capacity   for   repayment   of   short-term    promissory
            obligations."

Prime-3     "Acceptable   ability  for   repayment  of   short-term   promissory
            obligations."

Description of Commercial Paper Ratings of Standard & Poor's Ratings Group:
--------------------------------------------------------------------------

A-1 "This designation indicates that the degree of safety regarding timely payment is very strong."

A-2 "Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1."

A-3 "Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of
     changes   in   circumstances   than   obligations   carrying   the   higher
     designations."

Description of Commercial Paper Ratings of Duff & Phelps, Inc.:
---------------------------------------------------------------

DUFF-1 - "Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor."

DUFF-2 - "Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small."

Description of Commercial Paper Ratings of Thomson BankWatch:
-------------------------------------------------------------

TBW-1 - "The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis."

TBW-2 - "The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1."

TBW-3 - "The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate."

TBW-4 - "The lowest rating category; this rating is regarded as non-investment grade and therefore speculative."

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

     THE LIMITATIONS APPLICABLE TO THE SHORT TERM GOVERNMENT INCOME FUND AND THE INTERMEDIATE TERM GOVERNMENT INCOME FUND ARE:

     1. BORROWING MONEY. Each Fund will not borrow money, except (a) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of the Fund's total assets or (b) pursuant to Paragraph (15) of this section. Each Fund may pledge its assets to the extent of up to 15% of the value of its total assets to secure such borrowings.

     2. UNDERWRITING. Each Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

     3. ILLIQUID INVESTMENTS. Each Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of the Fund's total assets would be invested in such securities.

     4. REAL ESTATE. Each Fund will not purchase, hold or deal in real estate, including real estate limited partnership interests.

     5. COMMODITIES. Each Fund will not purchase, hold or deal in commodities or commodities futures contracts.

     6. LOANS. Each Fund will not make loans to individuals, to any officer or Trustee of the Trust or to its Adviser or to any officer or director of the Adviser (each Fund, however, may purchase and simultaneously resell for later delivery obligations issued or guaranteed as to principal and interest by the United States Government or an agency or instrumentality thereof;

provided that each Fund will not enter into such repurchase agreements if, as a result thereof, more than 10% of the value of the Fund's total assets at that time would be subject to repurchase agreements maturing in more than seven days). The making of a loan by either Fund does not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, whether or not the purchase was made upon the original issuance of the securities.

     7. SECURITIES OF ONE ISSUER. Each Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 25% of the value of the Fund's total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

     8. SECURITIES OF ONE CLASS. Each Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause 10% of any class of securities of such issuer to be held by a Fund, or acquire more than 10% of the outstanding voting securities of such issuer. (All outstanding bonds and other evidences of indebtedness shall be deemed to be a single class of securities of the issuer, and all kinds of stock of an issuer preferred over the common stock as to dividends or liquidation shall be deemed to constitute a single class regardless of relative priorities, series designations, conversion rights and other differences).

     9. INVESTING FOR CONTROL. Each Fund will not invest in companies for the purpose of exercising control or management.

     10. OTHER INVESTMENT COMPANIES. Each Fund will not purchase securities issued by any other investment company or investment trust except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary brokers' commission or (b) where such purchase, not made in the open market, is part of a plan of merger or consolidation or acquisition of assets; provided that each Fund shall not purchase the securities of any investment companies or investment trusts if such purchase at the time thereof would cause more than 10% of the value of the Fund's total assets to be invested in the securities of such issuers, and provided further, that each Fund shall not purchase securities issued by any other open-end investment company.

     11. MARGIN PURCHASES. Each Fund will not purchase securities or evidences of interest thereon on "margin," except that the Funds may obtain such short-term credit as may be necessary for the clearance of purchases and sales or redemption of securities.

     12.  COMMON STOCKS. Each Fund will not invest in common stocks.

     13. OPTIONS. Each Fund will not engage in the purchase or sale of put or call options.

     14.  SHORT SALES. Each Fund will not sell any securities short.

     15. WHEN-ISSUED PURCHASES. The Funds will not make any commitment to purchase securities on a when-issued basis except that the Intermediate Term Government Income Fund may make such commitments if no more than 20% of the Fund's net assets would be so committed.

     16. CONCENTRATION. Each Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     17. MINERAL LEASES. The Funds will not purchase oil, gas or other mineral leases or exploration or development programs.

     18. SENIOR SECURITIES. The Funds will not issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that a Fund may engage in may be deemed to be an issuance of a senior security.

     THE LIMITATIONS APPLICABLE TO THE MONEY MARKET FUND AND THE INTERMEDIATE BOND FUND ARE:

     1. BORROWING MONEY. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. Each Fund also will not make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets.

     2. UNDERWRITING. Each Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

     3.   REAL ESTATE. Each Fund will not purchase, hold or deal in real estate.

     4. CONCENTRATION. Each Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     5. COMMODITIES. Each Fund will not purchase, hold or deal in commodities and will not invest in oil, gas or other mineral explorative or development programs.

     6. LOANS. Each Fund will not make loans to other persons if, as a result, more than one-third of the value of the Fund's total assets would be subject to such loans. This limitation does not apply to (a) the purchase of a portion of an issue of debt securities in accordance with a Fund's investment objective, policies and limitations or (b) engaging in repurchase transactions.

     7. OPTIONS. Each Fund will not engage in the purchase or sale of put or call options.

     8. SENIOR SECURITIES. Each Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Funds may engage in may be deemed to be an issuance of a senior security.

     The Money Market Fund has adopted the following additional investment limitation, which may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

     In addition, the Money Market Fund may not invest more than 25% of its total assets in a particular industry, except that the Fund may invest more than 25% of total assets in the securities of banks. Currently, the Securities and Exchange Commission defines the term "bank" to include U.S. banks and their foreign branches if, in the case of foreign branches, the parent U.S. bank is unconditionally liable for such obligations. These limitations do not apply to obligations of the U.S. Government or any of its agencies or instrumentalities. The Fund does not consider utilities or companies engaged in finance generally to be one industry. Finance companies will be considered a part of the industry they finance (e.g., GMAC-auto; VISA-credit cards). Utilities will be divided according to the types of services they provide; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     THE FOLLOWING INVESTMENT LIMITATIONS OF THE MONEY MARKET FUND AND THE INTERMEDIATE BOND FUND ARE NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     1. ILLIQUID INVESTMENTS. Each Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Intermediate Bond Fund's net assets or 10% of the value of the Money Market Fund's net assets would be invested in such securities.

     2. OTHER INVESTMENT COMPANIES. Each Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of the value of its total assets in securities of other investment companies.

     3. MARGIN PURCHASES. Each Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities.

     4. SHORT SALES. Each Fund will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

     With respect to the percentages adopted by the Trust as maximum limitations on a Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money or investing in illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust has never pledged, mortgaged or hypothecated the assets of any Fund, and the Trust presently intends to continue this policy. The Trust has never acquired, nor does it presently intend to acquire, securities issued by any other investment company or investment trust. The Short Term Government Income Fund and the Intermediate Term Government Income Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of a Fund's net assets would be invested in such securities. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     Although not a fundamental policy, portfolio investments and transactions of the Short Term Government Income Fund and the Intermediate Term Government Income Fund will be limited to those investments and transactions permissible for Federal credit unions pursuant to 12 U.S.C. Section 1757(7) and (8) and 12 CFR Part 703. If this policy is changed as to allow the Funds to make portfolio investments and engage in transactions not permissible for Federal credit unions, the Trust will so notify all Federal credit union shareholders.

TRUSTEES AND OFFICERS
---------------------

     The following is a list of the Trustees and executive officers of the Trust, their compensation from the Trust and their aggregate compensation from the Western-Southern complex of mutual funds for the fiscal year ended September 30, 1999. Messrs. Coleman, Cox, Schwab and Stautberg did not receive any compensation from the Trust during the fiscal year since they did not begin serving as Trustees until October 29, 1999. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk. Each of the Trustees is also a Trustee of Countrywide Tax-Free Trust and Countrywide Strategic Trust.

                                                                    AGGREGATE
                                                                    COMPENSATION
                                                                    FROM
                                                    COMPENSATION    WESTERN-
                                 POSITION           FROM            SOUTHERN
NAME                      AGE    HELD               TRUST           COMPLEX(1)
---------------------     ---    ------             ---------       ----------
 William O. Coleman       70     Trustee            $     0           $ 2,192
 Phillip R. Cox           52     Trustee                  0            10,000
+H. Jerome Lerner         61     Trustee              5,000            15,000
*Robert H. Leshner        60     President/Trustee        0                 0
*Jill T. McGruder         44     Trustee                  0                 0
+Oscar P. Robertson       60     Trustee              5,000            15,000
 Nelson Schwab, Jr.       81     Trustee                  0            2,192
+Robert E. Stautberg      65     Trustee                  0            10,000
 Joseph S. Stern, Jr.     81     Trustee                  0             8,000
 Maryellen Peretzky       47     Vice President           0                 0
 Tina D. Hosking          31     Secretary                0                 0
 Theresa M. Samocki       30     Treasurer                0                 0

(1) The Western-Southern complex of mutual funds consists of six series of the Trust, six series of Countrywide Tax-Free Trust, eight series of Countrywide Strategic Trust, eight series of Touchstone Series Trust and eight series of Touchstone Variable Series Trust.

* Mr. Leshner, as President and a director of Countrywide Investments, Inc. and Ms. McGruder, as a director of Countrywide Investments, Inc., are each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

+    Member of Audit Committee.

     The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     WILLIAM O. COLEMAN, 2 Noel Lane, Cincinnati, Ohio is a retired General Sales Manager and Vice President of The Procter & Gamble Company and a trustee of The Procter & Gamble Profit Sharing Plan and The Procter & Gamble Employee Stock Ownership Plan. He is a director of LCA Vision (a laser vision correction institute) and a trustee of Touchstone Series Trust and Touchstone Variable Series Trust (registered investment companies).

     PHILLIP R. COX, 105 East Fourth Street, Cincinnati, Ohio is President and Chief Executive Officer of Cox Financial Corp. (a financial services company). He is a director of the Federal Reserve Bank of Cleveland, Cincinnati Bell Inc., PNC Bank N.A. and Cinergy Corporation. He is also a trustee of Touchstone Series Trust and Touchstone Variable Series Trust.

     H. JEROME LERNER, 7149 Knoll Road, Cincinnati, Ohio is a principal of HJL Enterprises and is Chairman of Crane Electronics, Inc. (a manufacturer of electronic connectors).

He is also a director of Slush Puppy Inc. (a manufacturer of frozen beverages) and Peerless Manufacturing (a manufacturer of bakery equipment).

     ROBERT H. LESHNER, 312 Walnut Street, Cincinnati, Ohio is President and a Trustee of Countrywide Strategic Trust and Countrywide Tax-Free Trust, registered investment companies. He is also President and a director of Countrywide Investments, Inc. (the investment adviser and principal underwriter of the Trust). Until 1999, he was President and a director of Countrywide Financial Services, Inc. (a financial services company and parent of Countrywide Investments, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.), Countrywide Fund Services, Inc. (a registered transfer agent) and CW Fund Distributors, Inc. (a registered broker-dealer).

     JILL T. McGRUDER, 311 Pike Street, Cincinnati, Ohio is President, Chief Executive Officer and a director of IFS Financial Services, Inc. (a holding company), Touchstone Advisors, Inc. (a registered investment adviser) and Touchstone Securities, Inc. (a registered broker-dealer). She is a Senior Vice President of The Western-Southern Life Insurance Company and a director of Capital Analysts Incorporated (a registered investment adviser and broker-dealer), Countrywide Financial Services, Inc., Countrywide Investments, Inc., CW Fund Distributors, Inc. and Countrywide Fund Services, Inc. She is also President and a director of IFS Agency Services, Inc. and IFS Insurance Agency, Inc. (insurance agencies). Until December 1996, she was National Marketing Director of Metropolitan Life Insurance Co. From 1991 until 1996, she was Vice President of Touchstone Advisors, Inc. and IFS Financial Services, Inc.

     OSCAR P. ROBERTSON, 4293 Muhlhauser Road, Fairfield, Ohio is President of Orchem Corp., a chemical specialties distributor, and Orpack Stone Corporation, a corrugated box manufacturer.

     NELSON SCHWAB, JR., 511 Walnut Street, Cincinnati, Ohio is Senior Counsel of Graydon, Head & Ritchey (a law firm). He is a director of Rotex, Inc. (a machine manufacturer), The Ralph J. Stolle Company and Security Rug Cleaning Company. He is also a trustee of Touchstone Series Trust and Touchstone Variable Series Trust.

     ROBERT E. STAUTBERG, 4815 Drake Road, Cincinnati, Ohio is a retired partner and director of KPMG Peat Marwick LLP. He is a trustee of Good Samaritan Hospital, Bethesda Hospital and Tri Health. He is also a trustee of Touchstone Series Trust and Touchstone Variable Series Trust.

     JOSEPH S. STERN, JR., 3 Grandin Place, Cincinnati, Ohio is a retired Professor Emeritus of the University of Cincinnati College of Business. He is also a Trustee of Touchstone Series Trust and Touchstone Variable Series Trust.

     TINA D. HOSKING, 312 Walnut Street, Cincinnati, Ohio is Vice President and Associate General Counsel of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. She is also Secretary of Countrywide Tax-Free Trust and Countrywide Strategic Trust.

     THERESA M. SAMOCKI, 312 Walnut Street, Cincinnati, Ohio is Vice President-Fund Accounting of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. She is also Treasurer of Countrywide Tax-Free Trust and Countrywide Strategic Trust.

     Each Trustee, except for Mr. Leshner and Ms. McGruder, receives a quarterly retainer of $1,500 and a fee of $1,500 for each Board meeting attended. Such fees are split equally among the Trust, Countrywide Tax-Free Trust and Countrywide Strategic Trust.

THE INVESTMENT ADVISER AND UNDERWRITER
--------------------------------------

     Countrywide Investments, Inc. (the "Adviser") is the Funds' investment manager. The Adviser is a subsidiary of Countrywide Financial Services, Inc., which is a wholly-owned subsidiary of Fort Washington Investment Advisors, Inc. (a registered investment adviser). Fort Washington Investment Advisors, Inc. is a wholly-owned subsidiary of The Western-Southern Life Insurance Company which provides life and health insurance, annuities, mutual funds, asset management and related financial services. Mr. Leshner is deemed to be an affiliate of the Adviser since he is President and a director of the Adviser. Ms. McGruder is deemed to be an affiliate of the Adviser since she is a Director of the Adviser. Mr. Leshner and Ms. McGruder, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

     Under the terms of the investment advisory agreements between the Trust and the Adviser, the Adviser is responsible for the management of the Funds' investments. The Short Term Government Income Fund, the Intermediate Term Government Income Fund, the Money Market Fund and the Intermediate Bond Fund each pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .5% of its average daily net assets up to $50,000,000, .45% of such assets from $50,000,000 to $150,000,000, .4% of such assets from $150,000,000 to $250,000,000 and .375% of such assets in excess of $250,000,000.
The total fees paid by a Fund during the first and second halves of each fiscal year of the Trust may not exceed the semiannual total of the daily fee accruals requested by the Adviser during the applicable six month period.

     Set forth below are the advisory fees paid by the Funds during the fiscal years ended September 30, 1999, 1998 and 1997.

                                              1999          1998          1997
                                              ----          ----          ----
Short Term Government Income Fund            522,067       459,485       476,697
Intermediate Term Government Income Fund     231,334       251,601       274,084
Money Market Fund(1)                         137,483       312,309          --
Intermediate Bond(2)                                                        --

(1) The Adviser voluntarily waived $127,666 of its fees for the fiscal year ended September 30, 1999 in order to reduce the operating expenses of the Fund.

(2) The Adviser voluntarily waived $______ and $_____ of its fees for the fiscal years ended __________________ and ____, respectively, in order to reduce the operating expenses of the Fund.

     Prior to August 29, 1997, the investment adviser of the Predecessor Money Market Fund and the Predecessor Intermediate Bond Fund was Trans Financial Bank, N.A. (the "Predecessor Adviser"). For the fiscal period ended August 31, 1997, the Predecessor Money Market Fund accrued advisory fees of $188,896; however, the Predecessor Adviser voluntarily waived $130,362 of such fees during the fiscal year ended August 31, 1997 in order to reduce the operating expenses of the Fund. For the fiscal period ended August 31, 1997, the Predecessor Intermediate Bond Fund accrued advisory fees of $60,906; however, the
Predecessor Adviser waived its entire advisory fee and reimbursed the Predecessor Fund for $43,624 of expenses during the fiscal year ended August 31, 1997 in order to reduce the operating expenses of the Fund.

     The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plan of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director or employee of the Adviser are paid by the Adviser.

     By their terms, the Funds' investment advisory agreements remain in force until October 28, 2001 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Funds' investment advisory agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The investment advisory agreements automatically terminate in the event of their assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

     The Adviser is also the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds. The Adviser is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

     As principal underwriter of the Funds, the Adviser retains the entire sales load on all direct initial investments and on all investments in accounts with no designated dealer of record. The Adviser is the only affiliated dealer of the Funds. The Adviser allows concessions to dealers who sell shares of the Intermediate Term Government Income Fund and the Intermediate Bond Fund. For the fiscal year ended September 30, 1999, the aggregate commissions on sales of the Intermediate Term Government Income Fund's shares were $20,561, of which the Adviser paid $13,878 to unaffiliated broker-dealers in the selling network, earned $5,262 as a broker-dealer in the selling network and retained $1,421 in underwriting commissions. For the fiscal year ended _________ __, ____, the aggregate commissions on sales of the Intermediate Bond Fund's shares were $_____ of which the Adviser paid $_____ to unaffiliated broker-dealers in the selling network, earned $_____ as a broker-dealer in the selling network and retained $____in underwriting commissions. For the fiscal year ended September 30, 1998, the aggregate commissions on sales of the Intermediate Term Government Income Fund's shares were $22,767, of which the Adviser paid $17,566 to unaffiliated broker-dealers in the selling network, earned $3,762 as a broker-dealer in the selling network and retained $1,439 in underwriting commissions. For the fiscal year ended _____________, ____, the aggregate commissions on sales of the Intermediate Bond Fund's shares were $_____, of which the Adviser paid $_____ to unaffiliated broker-dealers in the selling network, earned $_____ as a broker-dealer in the selling network and retained $___ in underwriting commissions. For the fiscal year ended September 30, 1997, the aggregate commissions on sales of the Intermediate Term Government Income Fund's shares were $14,314, of which the Adviser paid $10,905 to unaffiliated broker-dealers in the selling network, earned $2,847 as a broker-dealer in the selling network and retained $562 in underwriting commissions. For the fiscal year ended _____________, ____, the aggregate commissions on sales of the Intermediate Bond Fund's shares were $___ of which the Adviser earned $___ as a broker-dealer in the selling network and retained $__ in underwriting commissions.

     The Funds may compensate dealers, including the Adviser and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS
------------------

     CLASS A SHARES As stated in the Prospectus, the Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Adviser. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .35% of the average daily net assets of the Short Term Government Income Fund, the Intermediate Term Government Income Fund, the Money Market Fund and Class A shares of the Intermediate Bond Fund. Unreimbursed expenses will not be carried over from year to year.

     For the fiscal year ended September 30, 1999, the aggregate distribution-related expenditures of the Short Term Government Income Fund ("STF"), the Intermediate Term Government Income Fund ("ITF"), the Money Market Fund ("MMF") and the Intermediate Bond Fund ("IBF") under the Class A Plan were $147,856, $61,623, $5,128 and $_____, respectively. Amounts were spent as follows:

                                       STF         ITF         MMF         IBF
                                       ---         ---         ---         ---
Printing and mailing
  of prospectuses and
  reports to prospective
  shareholders .................    $  4,356    $  4,123    $  5,128    $
Payments to broker-
  dealers and others
  for the sale or
  retention of assets ..........     143,500      57,500          --
Advertising and
  promotion ....................          --          --          --
                                    --------    --------    --------    --------
                                    $147,856    $ 61,623    $  5,128    $
                                    ========    ========    ========    ========

     CLASS C SHARES (INTERMEDIATE BOND FUND ONLY) -- The Intermediate Bond Fund has also adopted a plan of distribution (the "Class C Plan") with respect to the Fund's Class C shares. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Adviser of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, the Fund may pay up to an additional .75% per annum of the daily net assets of its Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Fund may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by its clients, in addition to the .25% account maintenance fee described above. Class C shares of the Intermediate Bond Fund did not incur any distribution expenses during the fiscal year ended September 30, 1999.

     GENERAL INFORMATION -- Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

     The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of the Intermediate Bond Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     Robert H. Leshner and Jill T. McGruder, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer. Because the portfolio securities of the Funds are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Funds will consist primarily of dealer or underwriter spreads. No brokerage commissions were paid by the Funds during the last three fiscal years.

     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if it is determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds or the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used in connection with the Funds.

     The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Adviser and other affiliates of the Trust or the Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser nor affiliates of the Trust or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

     During the fiscal year ended September 30, 1999, the Money Market Fund acquired securities of the Trust's regular broker-dealers as follows: Morgan Stanley, Dean Witter, Discover & Co. corporate notes $150,000 par value, the market value of which was $150,136 as of September 30, 1999; Merrill Lynch & Company corporate notes $420,000 par value, the market value of which was $421,309 as of September 30, 1999; Bear Stearns & Co., Inc. corporate notes, $250,000 par value, the market value of which was $251,008 as of September 30, 1999.

     During the fiscal year ended September 30, 1999, the Funds entered into repurchase transactions with the following entities who may be deemed to be regular broker-dealers of the Trust as defined under the Investment Company Act of 1940: Banc One Capital Markets,

Deutsche  Bank  Securities  Inc.,   Merrill  Lynch,   Pierce,   Fenner  &  Smith
Incorporated, Morgan Stanley, Dean Witter & Co., Nesbitt-Burns Securities Inc. and Prudential-Bache Securities Inc.

CODE OF ETHICS. The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. The Code requires that all employees of the Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any Fund. The substantive restrictions applicable to investment personnel of the Adviser include a ban on acquiring any securities in an initial public offering. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser within periods of trading by the Funds in the same (or equivalent) security. The Code of Ethics adopted by the Trust and the Adviser are on public file with, and are available from, the Securities and Exchange Commission.

PORTFOLIO TURNOVER
------------------

     The Adviser intends to hold the portfolio securities of the Short Term Government Income Fund and the Money Market Fund to maturity and to limit portfolio turnover to the extent possible. Nevertheless, changes in a Fund's portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the original investment decision, and usually without reference to the length of time a security has been held.

     The Intermediate Term Government Income Fund and the Intermediate Bond Fund do not intend to purchase securities for short term trading; however, a security may be sold in anticipation of a market decline, or purchased in anticipation of a market rise and later sold. Securities will be purchased and sold in response to the Adviser's evaluation of an issuer's ability to meet its debt obligations in the future. A security may be sold and another purchased when, in the opinion of the Adviser, a favorable yield spread exists between specific issues or different market sectors.

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

     The share price (net asset value) and the share price of the shares of the Short Term Government Income Fund and the Money Market Fund is determined as of 12:30 p.m. and 4:00 p.m., Eastern time, on each day the Trust is open for business. The share price and the public offering price (net asset value plus applicable sales load) of the shares of the Intermediate Term Government Income Fund and the Intermediate Bond Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in any Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

     Pursuant to Rule 2a-7 promulgated under the Investment Company Act of 1940, the Short Term Government Income Fund and the Money Market Fund each value their portfolio securities on an amortized cost basis. The use of the amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value of the Short Term Government Income Fund or the Money Market Fund is affected by any unrealized appreciation or depreciation of the portfolio. The Board of Trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the portfolio securities of the Short Term Government Income Fund and the Money Market Fund.

     Pursuant to Rule 2a-7, the Short Term Government Income Fund and the Money Market Fund each maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only securities having remaining maturities of thirteen months or less and invest only in United States dollar-denominated securities determined by the Board of Trustees to be of high quality and to present minimal credit risks. If a security ceases to be an eligible security, or if the Board of Trustees believes such security no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the security as soon as possible. The maturity of U.S. Government obligations which have a variable rate of interest readjusted no less frequently than annually will be deemed to be the period of time remaining until the next readjustment of the interest rate.

     The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Short Term Government Income Fund and the Money Market Fund as computed for the purpose of sales and redemptions at $1 per share. The procedures include review of each Fund's portfolio holdings by the Board of Trustees to determine whether a Fund's net asset value calculated by using available market quotations deviates more than one-half of one percent from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities; withholding dividends; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations. The Board of Trustees has also established procedures designed to ensure that each Fund complies with the quality requirements of Rule 2a-7.

     While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Short Term Government Income Fund or the Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of each Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

     Portfolio securities held by the Intermediate Term Government Income Fund or the Intermediate Bond Fund for which market quotations are readily available are generally valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

OTHER PURCHASE INFORMATION
--------------------------

     The Prospectus describes generally how to purchase shares of the Funds. Additional information with respect to certain types of purchases of shares of the Intermediate Term Government Income Fund and Class A shares of the Intermediate Bond Fund is set forth below.

     RIGHT OF ACCUMULATION. A "purchaser" (as defined in the Prospectus) of shares of the Intermediate Term Government Income Fund and Class A shares of the Intermediate Bond Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by the Transfer Agent.

     LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined in the Prospectus) of shares of the Intermediate Term Government Income Fund and Class A shares of the Intermediate Bond Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest within a thirteen month period in any load fund distributed by the Adviser a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

     The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

     A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

     OTHER INFORMATION. The Trust does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of shares of the Intermediate Term Government Income Fund and Class A shares of the Intermediate Bond Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load," "Purchases at Net Asset Value" or "Exchange Privilege" sections in the Prospectus because such purchases require minimal sales effort by the Adviser. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. As of September 30, 1999, the Intermediate Term Government Income Fund and the Money Market Fund had capital loss carryforwards for federal income tax purposes of $2,354,472, and $6,403, respectively. In addition, the [Intermediate Bond Fund] and the Money Market Fund elected to defer until the September 30, 2000 tax year $_______ and $4,941, respectively, of capital losses incurred after October 31, 1998. These capital loss carryforwards and "post-October" losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------

     Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     Yield quotations on investments in the Short Term Government Income Fund and the Money Market Fund are provided on both a current and an effective (compounded) basis. Current yields are calculated by determining the net change in the value of a hypothetical account for a seven calendar day period (base period) with a beginning balance of one share, dividing by the value of the account at the beginning of the base period to obtain the base period return, multiplying the result by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. Effective yields reflect daily compounding and are calculated as follows: Effective yield = (base period return + 1)365/7 -1. For purposes of these calculations, no effect is given to realized or unrealized gains or losses (the Short Term Government Income Fund and the Money Market Fund do not normally recognize unrealized gains and losses under the amortized cost valuation method). The Short Term Government Income Fund's current and effective yields for the seven days ended September 30, 1999 were 4.23% and 4.32%, respectively. The Money Market Fund's current and effective yields for the seven days ended September 30, 1999 were 4.84% and 4.96%, respectively.

     From time to time, the Intermediate Term Government Income Fund and the Intermediate Bond Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                P (1 + T)  = ERV
Where:
P =    a hypothetical initial payment of $1,000
T =    average annual total return
n =    number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The calculation also assumes the deduction of the current maximum sales load from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Intermediate Term Government Income Fund and the Intermediate Bond Fund for the periods ended September 30, 1999 are as follows:

Intermediate Term Government Income Fund
----------------------------------------
1 Year                                                       -6.59%
5 Years                                                       5.33%
10 Years                                                      6.13%

Intermediate Bond Fund (Class A)
--------------------------------
1 Year
Since Inception (October 3, 1995)

     The Intermediate Term Government Income Fund and the Intermediate Bond Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable front-end sales load for the Intermediate Term Government Income Fund and the Intermediate Bond Fund which, if included, would reduce total return. The total returns of the Intermediate Term Government Income Fund ("ITF") and the Intermediate Bond Fund-Class A ("IBF") as calculated in this manner for each of the last ten fiscal years (or since inception) are as follows:

                                    ITF             IBF
                                    ---             ---
Period Ended
------------
September 30, 1990                  5.31%
September 30, 1991                 14.19%
September 30, 1992                 13.27%
September 30, 1993                 10.15%
September 30, 1994                 -6.76%
September 30, 1995                 12.52%
September 30, 1996                  3.55%
September 30, 1997                  7.74%
September 30, 1998                 10.54%
September 30, 1999                 -1.93%

A non-standardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable front-end sales load or over periods other than those specified for average annual total return. The average annual compounded rates of return for the Intermediate Term Government Income Fund and the Intermediate Bond Fund (excluding sales loads) for the periods ended September 30, 1999 are as follows:

Intermediate Term Government Income Fund
----------------------------------------
1 Year                                                       -1.93%
3 Years                                                       5.32%
5 Years                                                       6.36%
10 Years                                                      6.65%
Since Inception (February 6, 1981)                            8.24%

Intermediate Bond Fund (Class A)
--------------------------------
1 Year
3 Years
Since Inception (October 3, 1995)

A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     From time to time, the Intermediate Term Government Income Fund and the Intermediate Bond Fund may advertise their yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                           Yield = 2[a-b/cd + 1)  - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period

Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yield of the Intermediate Term Government Income Fund for September 1998 was 4.40%. The yield of the Intermediate Bond Fund for September 1998 was 5.28%.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance. Average annual total return and yield are computed separately for Class A and Class C shares of the Intermediate Bond Fund. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

     IBC Financial Data Inc.'s Money Fund Report provides a comparative analysis of performance for various categories of money market funds. The Short Term Government Income Fund may compare performance rankings with money market funds appearing in the Taxable U.S. Treasury & Repo Funds category. The Money Market Fund may compare performance rankings with money market funds appearing in the First Tier Taxable category.

     Lipper Fixed Income Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Short Term Government Income Fund may provide comparative performance information appearing in the U.S. Government Money Market Funds category, the Intermediate Term Government Income Fund may provide comparative performance information appearing in the Intermediate U.S. Government Funds category, the Money Market Fund may provide comparative performance information appearing in the Money Market Funds category and the Intermediate Bond Fund may provide comparative performance information appearing in the Intermediate Investment Grade Debt Funds category.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of November 12, 1999, Citizens Business Bank, Trustee FBO Countrywide Credit Industries, Inc., P.O. Box 671, Pasadena, California owned of record 14.5% of the outstanding shares of the Intermediate Term Government Income Fund;; James Money Market Account FBO its Customers, 312 Walnut Street, Cincinnati, Ohio owned of record 11.2% of the outstanding shares of the Money Market Fund; National Investor Services Corp. FBO The Exclusive Benefit of its Customers, 55 Water Street, New York, New York owned of record 7.4% of the outstanding shares of the Money Market Fund and BAND & Co. c/o Firstar East, P.O. Box 1787, Milwaukee, Wisconsin owned of record 22.9% of the outstanding Class A shares of the Intermediate Bond Fund.

     As of November 12, 1999, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of each Fund.

CUSTODIAN
---------

     The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for each Fund's investments. The Fifth Third Bank acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, The Fifth Third Bank receives from each Fund a base fee at the annual rate of .005% of average net assets (subject to a minimum annual fee of $1,500 per Fund and a maximum fee of $5,000 per Fund) plus transaction charges for each security transaction of the Funds.

AUDITORS
--------

     The firm of Ernst & Young LLP has been selected as independent auditors for the Trust for the fiscal year ending September 30, 2000, subject to shareholder approval. Ernst & Young will perform an annual audit of the Trust's financial statements and advise the Trust as to certain accounting matters.

TRANSFER AGENT
--------------

     The Trust's transfer agent, Countrywide Fund Services, Inc. ("CFS"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS is an affiliate of the Adviser by reason of common ownership. CFS receives for its services as transfer agent a fee payable monthly at an annual rate of $25 per account from each of the Short Term Government Income Fund and the Money Market Fund and $21 per account from each of the Intermediate Term Government Income Fund and the Intermediate Bond Fund, provided, however, that the minimum fee is $1,000 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     CFS also provides accounting and pricing services to the Trust. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable CFS to perform its duties, the Short Term Government Income Fund, the Intermediate Term Government Income Fund and the Money Market Fund each pay CFS a fee in accordance with the following schedule:

             Asset Size of Fund                            Monthly Fee
        -----------------------------                      -----------
       $            0 - $   50,000,000                      $  2,000
       $   50,000,000 - $  100,000,000                      $  2,500
       $  100,000,000 - $  200,000,000                      $  3,000
       $  200,000,000 - $  300,000,000                      $  3,500
                 Over   $  300,000,000                      $  4,500 *

The Intermediate Bond Fund pays CFS a fee in accordance with the following schedule:

             Asset Size of Fund                            Monthly Fee
        -----------------------------                      -----------
       $            0 - $   50,000,000                      $  3,000
       $   50,000,000 - $  100,000,000                      $  3,500
       $  100,000,000 - $  200,000,000                      $  4,000
       $  200,000,000 - $  300,000,000                      $  4,500
                 Over   $  300,000,000                      $  5,500 *

* Subject to an additional fee of .001% of average daily net assets in excess of $300 million.

In addition, each Fund pays all costs of external pricing services.

     CFS is  retained  by  the  Adviser  to  assist  the  Adviser  in  providing administrative services to the Funds. In this capacity, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. CFS supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, CFS receives a fee from the Adviser. The Adviser is solely responsible for the payment of these administrative fees to CFS, and CFS has agreed to seek payment of such fees solely from the Adviser.

ANNUAL REPORT
-------------

         The Funds' financial statements as of September 30, 1999 appear in the Trust's annual report which is attached to this Statement of Additional Information.

                              SHORT TERM GOVERNMENT
                                   INCOME FUND

                          INTERMEDIATE TERM GOVERNMENT
                                   INCOME FUND

                                MONEY MARKET FUND

                             INTERMEDIATE BOND FUND

PART C.   OTHER INFORMATION

Item 23.  Exhibits
--------  --------

(a) (i)   ARTICLES OF INCORPORATION
          Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 68, is hereby incorporated by reference.

    (ii) Amendment No. 1, dated December 8, 1994, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 68, is hereby incorporated by reference.

    (iii) Amendment No. 2, dated January 31, 1995, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 68, is hereby incorporated by reference.

    (iv) Amendment No. 3, dated February 28, 1997, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 66, is hereby incorporated by reference.

(b) (i)   BYLAWS
          Registrant's Bylaws, as amended, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 66, are hereby incorporated by reference.

    (ii) Amendment to Bylaws adopted January 10, 1984, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 68, are hereby incorporated by reference.

(c)       INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS

          Article IV Of Registrant's Restated Agreement and Declaration of Trust provides the following rights for security holders:

               LIQUIDATION. In event of the liquidation or dissolution of the Trust, the Shareholders of each Series that has been established and designated shall be entitled to receive, as a Series, when and as declared by the Trustees, the excess of the assets belonging to that Series over the liabilities belonging to that Series. The assets so distributable to the Shareholders of any particular Series shall be distributed among such Shareholders in proportion to the number of Shares of that Series held by them and recorded on the books of the Trust.

               VOTING. All shares of all Series shall have "equal voting rights" as such term is defined in the Investment Company Act of 1940 and except as otherwise provided by that Act or rules, regulations or orders promulgated thereunder. On each matter submitted to a vote of the Shareholders, all shares of each Series shall vote as a single class except as to any matter with respect to which a vote of all Series voting as a single series is required by the 1940 Act or rules and regulations promulgated thereunder, or would be required under the Massachusetts Business Corporation Law if the Trust were a Massachusetts business corporation. As to any matter which does not affect the interest of a particular Series, only the holders of Shares of the one or more affected Series shall be entitled to vote.

               REDEMPTION BY SHAREHOLDER. Each holder of Shares of a particular Series shall have the right at such times as may be permitted by the Trust, but no less frequently than once each week, to require the Trust to redeem all or any part of his Shares of that Series at a redemption price equal to the net asset value per Share of that Series next determined in accordance with subsection (h) of this Section 4.2 after the Shares are properly tendered for redemption.

               Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Series to require the Trust to redeem Shares of that Series during any period or at any time when and to the extent permissible under the 1940 Act, and such redemption is conditioned upon the Trust having funds or property legally available therefor.

               TRANSFER. All Shares of each particular Series shall be transferable, but transfers of Shares of a particular Series will be recorded on the Share transfer records of the Trust applicable to that Series only at such times as Shareholders shall have the right to require the Trust to redeem Shares of that Series and at such other times as may be permitted by the Trustees.

          Article V of Registrant's Restated Agreement and Declaration of Trust provides the following rights for security holders:

               VOTING POWERS. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Section 3.1, (ii) with respect to any contract with a Contracting Party as provided in Section 3.3 as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any Series to the extent and as provided in Sections 7.1 and 7.2, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 7.3, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) in any state, or as the Trustees may consider necessary or desirable. There shall be no cumulative voting in the election of any Trustee or Trustees. Shares may be voted in person or by proxy.

(d)       INVESTMENT ADVISORY CONTRACTS
    (i) Form of Registrant's Investment Advisory Agreement with Touchstone Advisors, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment #71, is hereby incorporated by reference.

    (ii) Form of Registrant's Sub-Advisory Agreement with Fort Washington Investment Advisors, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 71, is hereby incorporated by reference.

(e)       UNDERWRITING CONTRACTS
    (i)   Form of Underwriter's Dealer Agreement,  which was filed as an Exhibit
          to   Registrant's   Post-Effective   Amendment   No.   66,  is  hereby
          incorporated by reference.

    (ii) Form of Distribution Agreement with Touchstone Securities, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 71, is hereby incorporated by reference.

(f)       BONUS OR PROFIT SHARING CONTRACTS
          None.

(g)       CUSTODIAN AGREEMENTS
          Custody Agreement with The Fifth Third Bank, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 68, is hereby incorporated by reference.


(h)       OTHER MATERIAL CONTRACTS
    (i) Registrant's Accounting and Pricing Services Agreement with Countrywide Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 70, is hereby incorporated by reference.

    (ii) Registrant's Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Countrywide Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 70, is hereby incorporated by reference.

    (iii) Administration Agreement between Countrywide Investments, Inc. and Countrywide Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 70, is hereby incorporated by reference.

(i)       LEGAL OPINION
          Opinion and Consent of Counsel, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(j)       OTHER OPINIONS
          None

(k)       OMITTED FINANCIAL STATEMENTS
          None.

(l)       INITIAL CAPITAL AGREEMENTS
          None.

(m)       RULE 12b-1 PLAN
    (i) Registrant's Plans of Distribution Pursuant to Rule 12b-1, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 70, is hereby incorporated by reference.

    (ii) Form of Sales Agreement for Money Market Funds, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

    (iii) Form of Administration Agreement for the administration of shareholder accounts, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

(n)       FINANCIAL DATA SCHEDULE
          Financial Data Schedules, which were filed as Exhibits to Registrant's Form N-SAR, are hereby incorporated by reference.

(o)       RULE 18f-3 PLAN
          Amended Rule 18f-3 Plan Adopted with Respect to the Multiple Class Distribution System, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 65, is hereby incorporated by reference.

(p)       CODE OF ETHICS
    (i) Registrant's Code of Ethics, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 70, is hereby incorporated by reference.

Item 24.  Persons Controlled by or Under Common Control with the Registrant
          -----------------------------------------------------------------

          None

Item 25.  Indemnification
          ---------------

(a) Article VI of the Registrant's Restated Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

     Section 6.4 Indemnification of Trustees, Officers, etc.

          The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, and including persons who served as directors and officers of Midwest Income Investment

          Company (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office ("disabling conduct"). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Company as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion.

     Section 6.5 Advances of Expenses.

          The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met:
          (i) the Covered  Person shall  provide  security for his  undertaking,
          (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

     Section 6.6 Indemnification Not Exclusive, etc.

          The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

(b) The Registrant maintains a mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its trustees and officers and Touchstone Advisors, Inc. (the "Adviser") in its capacity as investment adviser and Touchstone Securities, Inc. (the "Underwriter") in its capacity as principal underwriter, among others. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

     The Advisory Agreements and the Subadvisory Agreements provide that the Adviser (or Subadvisor) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser (or Subadvisor) in the performance of its duties or from the reckless disregard by the Adviser (or Subadvisor) of its obligations under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by the Adviser (or Subadvisor) in defending a proceeding, upon the undertaking by or on behalf of the Adviser (or Subadvisor) to repay the advance unless it is ultimately determined that the Adviser is entitled to indemnification.

     The Underwriting Agreement with the Underwriter provides that the Underwriter, its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of the Underwriter's duties or from the reckless disregard by any of such persons of the Underwriter's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 26.  Business and Other Connections of the Investment Adviser
--------  --------------------------------------------------------

A. Touchstone Advisors, Inc. ("Touchstone") is a registered investment adviser which provides investment advisory services to the Short Term Government Income Fund, the Intermediate Term Government Income Fund, the Money Market Fund and the Intermediate Bond Fund. Touchstone also serves as the investment adviser to Touchstone

     Series Trust, Touchstone Variable Series Trust, Countrywide Strategic Trust and Countrywide Tax Free Trust.

     The following list sets forth the business and other connections of the directors and executive officers of Touchstone. Unless otherwise noted with an asterisk(*), the address of the corporations listed below is 311 Pike Street, Cincinnati, Ohio 45202.

     (1)  Jill T. McGruder, President and a Director of Touchstone.

          (a) A Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Capital Analysts Incorporated, 3 Radnor Corporate Center, Radnor, PA, an investment adviser and broker-dealer.

          (b) President, Chief Executive Officer and a Director of IFS Financial Services, Inc., a holding company, Touchstone Advisors, Inc., an investment adviser and Touchstone Securities, Inc., a broker-dealer.

          (c) President and a Director of IFS Agency Services, Inc., an insurance agency, IFS Insurance Agency, Inc., an insurance agency, and IFS Systems, Inc., an information systems provider.

          (d) Senior Vice President of The Western-Southern Life Insurance Company, 400 Broadway, Cincinnati, Ohio, an insurance company.

          (e) A Trustee of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust.

     (2) Teresa A. Siegel, Vice President and Chief Financial Officer of Touchstone.

          (a) Chief Financial Officer of IFS Financial Services, Inc.

     (3)  Patricia J. Wilson, Chief Compliance Officer of Touchstone

          (a) Chief Compliance Officer of Touchstone Securities, Inc.

          (b) Director of Compliance of IFS Financial Services, Inc.

     (4)  Donald J. Wuebbling, a Director of Touchstone

          (a) Director of Touchstone Securities, Inc.

          (b) Vice President and General Counsel of The Western and Southern Life Insurance Company

     (5)  James N. Clark, a Director of Touchstone

          (a) Director of Touchstone Securities, Inc.

          (b) Executive Vice President and Director of The Western and Southern Life Insurance Company

     (6)  William F. Ledwin, a Director of Touchstone

          (a) A Director of CountrywideFinancial Services, Inc., Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Touchstone Advisors, Inc., IFS Agency Services, Inc., Capital Analysts Incorporated, 3
          Radnor Corporate Center, Radnor, PA., IFS Insurance Agency, Inc., Touchstone Securities, Inc., IFS Financial Services, Inc., IFS Systems, Inc. and Eagle Realty Group, Inc., 421 East Fourth Street, a real estate brokerage and management service provider.

          (b) President and a Director of Fort Washington Investment Advisors, Inc., 420 E. Fourth Street, Cincinnati, OH., an investment adviser.

          (c) Vice President and Chief Investment Officer of Columbus Life Insurance Company, 400 East Fourth Street, Cincinnati, OH., a life insurance company.

          (d) Senior Vice President and Chief Investment Officer of The Western-Southern Life Insurance Company.

B. Fort Washington Investment Advisors, Inc. ("Ft. Washington") is a registered investment adviser which provides sub-advisory services to the Short Term Government Income Fund, the Intermediate Term Government Income Fund, the Money Market Fund and the Intermediate Bond Fund. Ft. Washington also serves as the Sub-Advisor to series of Touchstone Variable Series Trust, Countrywide Tax Free Trust and Countrywide Strategic Trust and provides investment advice to institutional and individual clients.

     The following list sets forth the business and other connections of the directors and executive officers of Ft. Washington.

     (1)  William J. Williams, Chairman and a director of Ft. Washington

          (a) Chairman of the Board of The Western and Southern Life Insurance Company

     (2)  William F. Ledwin, President and a director of Ft. Washington

          See biography above

     (3)  James J. Vance, Vice President and Treasurer of Ft. Washington

          (a) Vice President and Treasurer of The Western and Southern Life Insurance Company

     (4) Rance G. Duke, Vice President and Senior Portfolio Manager of Ft. Washington

          (a) Second Vice President and Senior Portfolio Manager of The Western and Southern Life Insurance Company

     (5) John C. Holden, Vice President and Senior Portfolio Manager of Ft. Washington

          (a) Vice President and Senior Portfolio Manager of Fort Washington Investment Advisors, Inc.

     (6) Charles E. Stutenroth IV, Vice President and Senior Portfolio Manager pf Ft. Washington

          (a) Vice President and Senior Portfolio Manager of Fort Washington Investment Advisors, Inc.

          (b) Senior Vice President and Portfolio Manager of Bank of America Investment Management, Charlotte North Carolina until 1999.

     (7) Brendan M. White, Vice President and Senior Portfolio Manager of Ft. Washington


Item 27   Principal Underwriters
          ----------------------

(a) Touchstone Securities also acts as underwriter for Countrywide Tax-Free Trust and series of Countrywide Strategic Trust. Unless otherwise noted with an asterisk(*), the address of the persons named below is 311 Pike Street, Cincinnati, Ohio 45202.

(b)
                                 POSITION WITH                    POSITION WITH
     NAME                        UNDERWRITER                      REGISTRANT
     ---------------------------------------------------------------------------
     Jill T. McGruder            President/Director               Trustee
     William F. Ledwin           Director                         None
     Patricia J. Wilson          Chief Compliance Officer         None
     Teresa A. Siegel            Vice President & Chief           None
                                 Financial Officer
     James J. Vance              Vice President & Treasurer       None
     Edward S. Heenan            Controller/Director              None
     Donald J. Wuebbling         Director                         None
     James N. Clark              Director                         None
     Robert F. Morand            Secretary                        None
     Richard K. Taulbee          Vice President                   None

(c)  None

Item 28.  Location of Accounts and Records
          --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant.

Item 29.  Management Services Not Discussed in Part A or Part B
          -----------------------------------------------------

          None.

Item 30.  Undertakings
          ------------

(a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Massachusetts law and the Agreement and Declaration of Trust of the Registrant or the Bylaws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(b)  Within  five  business  days  after  receipt  of a written  application  by shareholders holding in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, whichever is less, each of whom shall have been a shareholder for at least six months prior to the date of application (hereinafter the "Petitioning Shareholders"), requesting to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon removal of any Trustee of the Registrant, which application shall be accompanied by a form of communication and request which such Petitioning Shareholders wish to transmit, Registrant will:

     (i) provide such Petitioning Shareholders with access to a list of the names and addresses of all shareholders of the Registrant; or

     (ii) inform such Petitioning Shareholders of the approximate number of shareholders and the estimated costs of mailing such communication, and to undertake such mailing promptly after tender by such
          Petitioning Shareholders to the Registrant of the material to be mailed and the reasonable expenses of such mailing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio, on the 28th day of February, 2000.

                                        COUNTRYWIDE INVESTMENT TRUST

                                        By: /s/ Robert H. Leshner
                                            Robert H. Leshner, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the ___ day of February, 2000

SIGNATURE                                           TITLE

/s/ Robert H. Leshner                               February 28, 2000
Robert H. Leshner                                   President and Trustee

/s/ Theresa M. Samocki                              February 28, 2000
Theresa M. Samocki                                  Treasurer


William O. Coleman*                                 Trustee

Phillip R. Cox*                                     Trustee

H. Jerome Lerner*                                   Trustee

/s/ Jill T. McGruder                                February 28, 2000
Jill T. McGruder                                    Trustee

Oscar P. Robertson*                                 Trustee

Nelson Schwab, Jr.*                                 Trustee

Robert E. Stautberg*                                Trustee

Joseph S. Stern, Jr.*                               Trustee


*By:     /s/ Jill T. McGruder                       March 1, 2000
         Jill T. McGruder
         As attorney in fact for each Trustee

EXHIBIT INDEX

99.23.j   Consent of Accountants to be filed by Amendment
99        Powers of Attorney